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                       ASSET AND STOCK TRANSFER AGREEMENT





                          Dated as of November 15, 2002



                                 by and between



                           NORTHWESTERN ENERGY, L.L.C.
                  (formerly known as THE MONTANA POWER, L.L.C.)

                                       and

                            NORTHWESTERN CORPORATION





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

                                TABLE OF CONTENTS
                                -----------------

1. DEFINITIONS................................................................1

2. TRANSFER OF ASSETS.........................................................5

        2.1    Transfer.......................................................5

        2.2    Excluded Assets................................................5

        2.3    Assumption of Certain Liabilities..............................5

        2.4    Excluded Liabilities...........................................5

        2.5    Closing........................................................5

        2.6    Transactions and Documents at Closing..........................6

        2.7     Further Assurances............................................6

        2.8    Grant of Easements.............................................6

3. REPRESENTATIONS AND WARRANTIES OF TRANSFEROR...............................6

        3.1    Organization and Compliance....................................6

        3.2    Enforceability of Agreement....................................7

        3.3    No Inconsistent Obligations....................................7

        3.4    Possession of Franchises, Licenses, Etc........................7

4. REPRESENTATIONS AND WARRANTIES OF TRANSFEREE...............................7

        4.1    Organization...................................................7

        4.2    Authorization; Enforceability of Agreement.....................7

        4.3    No Inconsistent Obligations....................................8

5. COVENANTS OF TRANSFEROR....................................................8

        5.1    Regulatory and Other Approvals.................................8

        5.2    Fulfillment of Conditions......................................8

6. COVENANTS OF TRANSFEREE....................................................8

        6.1    Regulatory and Other Approvals.................................8

        6.2    Fulfillment of Conditions......................................9

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRANSFEREE..........................9

        7.1    Proceedings and Documents Satisfactory.........................9

        7.2    Representations and Warranties.................................9

        7.3    Compliance with Agreements and Conditions......................9

        7.4    No Injunctions, Restraints or Litigation.......................9

        7.5    Master Back-to-Back Agreement.................................10

        7.6    Power Purchase Agreement......................................10

        7.7    Maintenance and Operating Costs Support Agreement.............10

        7.8    Environmental Liabilities Support Agreement...................10

        7.9    Interconnection Agreement.....................................10

        7.10   Secondment Agreement..........................................10

        7.11   Pollution Liability Insurance.................................10

        7.12   Environmental Liabilities Report..............................10

        7.13   Approvals of Governmental or Regulatory Authorities...........11

        7.14   Exempt Wholesale Generator Status.............................11

        7.15   Other Consents................................................11

        7.16   Release of Excluded Assets....................................11

        7.17   Other Transfer Documents......................................11

8. CONDITIONS PRECEDENT TO OBLIGATIONS OF TRANSFEROR.........................11

        8.1    Proceedings and Documents Satisfactory........................11

        8.2    Representations and Warranties................................11

        8.3    Compliance with Agreements and Conditions.....................12

        8.4    No Injunctions, Restraints or Litigation......................12

        8.5    Master Back-to-Back Agreement.................................12

        8.6    Power Purchase Agreement......................................12

        8.7    Maintenance and Operating Costs Support Agreement.............12

        8.8    Environmental Liabilities Support Agreement...................12

        8.9     Interconnection Agreement....................................12

        8.10   Secondment Agreement..........................................12

        8.11   Pollution Liability Insurance.................................12

        8.12   Environmental Liabilities Report..............................12

        8.13   Approvals of Governmental or Regulatory Authorities...........12

        8.14   Release of Excluded Assets....................................13

        8.15   Other Assumption Documents....................................13

9.  EVIDENCE OF CLOSING......................................................13

        9.1    Closing Certificate...........................................13

10. SURVIVAL.................................................................13

        10.1   Survival of Representations, Warranties, Covenants and
                Agreements........... .......................................13

11. MISCELLANEOUS............................................................13

        11.1   Counterparts..................................................13

        11.2   Entire Agreement..............................................13

        11.3   Governing Law.................................................13

        11.4   Successors and Assigns........................................14

        11.5   Partial Invalidity and Severability...........................14

        11.6   Waiver........................................................14

        11.7   Headings......................................................14

        11.8   Number and Gender.............................................14

        11.9   Time of Performance...........................................14

        11.10  No Third Party Beneficiary....................................14

                         TABLE OF SCHEDULES AND EXHIBITS
                         -------------------------------

SCHEDULES
---------

Schedule 2.2   -    Excluded Assets

Schedule 2.4   -    Excluded Liabilities


EXHIBITS
--------

Exhibit A      -    Bill of Transfer and Assignment

Exhibit B      -    Master Assumption Agreement

Exhibit C      -    Master Back-to-Back Agreement

Exhibit D      -    Maintenance and Operating Costs Support Agreement

Exhibit E      -    Environmental Liabilities Support Agreement

Exhibit F      -    Interconnection Agreement

Exhibit G      -    Employee Secondment and Administrative Services Agreement

Exhibit H-1    -    Closing Certificate (Transferor)

Exhibit H-2    -    Closing Certificate (Transferee)

                       ASSET AND STOCK TRANSFER AGREEMENT

        THIS ASSET AND STOCK TRANSFER AGREEMENT (this "Agreement") is made and entered into as of the 15th day of November, 2002, by and between NORTHWESTERN ENERGY, L.L.C., a Montana limited liability company ("Transferor") and NORTHWESTERN CORPORATION, a Delaware corporation ("Transferee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, on January 31, 2002, the Montana Public Service Commission (the "MPSC") issued its Final Order No. 6353c, in Docket No. D2001.1.5, approving the stipulation filed by The Montana Power Company ("MPC"), Transferee, the Montana Consumer Counsel, the Large Customer Group and Commercial Energy Montana,
finding that MPC's utility operations, as a subsidiary or division of Transferee, would be a fit, willing and able provider of adequate utility service and facilities at just and reasonable rates;

        WHEREAS, in accordance with the Final Order, on February 15, 2002, Transferee purchased all of the outstanding membership interests in Transferor pursuant to the Unit Purchase Agreement, dated as of September 29, 2000, as amended, between Transferee, MPC and Touch America Holdings, Inc. and Transferee continues to own all of the membership interests in Transferor;

        WHEREAS, the parties desire that Transferor transfer substantially all of Transferor's assets to Transferee, except for those assets and liabilities associated with the Milltown hydroelectric dam on the Clark Fork River (the "Milltown Dam") and certain other excluded assets and liabilities, as set forth more fully herein; and

        WHEREAS, from and after the consummation of the transfer and assumption contemplated hereby, Transferee desires to operate the business comprising the Transferred Assets as a division of Transferee to be known as "NorthWestern Energy;"

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      DEFINITIONS

        As used in this Agreement, the following defined terms have the meanings indicated below:

        "Agreement" shall have the meaning ascribed to such term in the recitals herein.

        "Assumed  Liabilities"  shall have the meaning  ascribed to such term in
Section 2.3 herein.

        "Assumption  Documents"  shall have the meaning ascribed to such term in
Section 2.6(a) herein.

        "Closing  Certificate"  shall have the meaning  ascribed to such term in
Section 9.1 herein.

        "Closing  Date" shall have the meaning  ascribed to such term in Section
2.5 herein.

        "Closing" shall have the meaning ascribed to such term in Section 2.5 herein.

        "CHHTD" shall have the meaning ascribed to such term in Section 2.5 herein.

        "Effective Date" shall have the meaning ascribed to such term in Section
2.5 herein.

        "Environmental Laws" shall mean all Federal, state, municipal and local laws (including common laws), regulations, rules, ordinances, codes, licenses, decrees, judgments, directives, or judicial or administrative orders relating to pollution, protection, preservation or restoration of human health, the environment or natural resources, including, without limitation, laws relating to releases or threatened releases of Hazardous Materials (including, without limitation, into or through ambient air, surface water, groundwater, land, wetlands, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, including without limitation the Clean Water Act, the Clean Air Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, and the Comprehensive Environmental Response, Compensation and Liability Act of 1980, in each case as amended, and their local counterparts.

        "Environmental Liabilities" shall mean and include any investigation, notice of violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, liability, obligation, sanction, abatement, proceeding, or claim (whether administrative, judicial or private in nature) arising: (A) pursuant to, or in connection with, an actual or alleged violation of any Environmental Law; (B) in connection with any Hazardous Materials or actual or alleged activity associated with any Hazardous Materials;
(C) from any remediation, abatement, removal, remedial, corrective, or other response action in connection with any Hazardous Materials, Environmental Law or other order or directive of any Governmental or Regulatory Authority; (D) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources, or the environment; (E) from the use, management, disposal or release (or threatened release) of Hazardous Materials; (F) from personal injury
(including death), tangible or intangible property damage, damage to the environment or natural resources, pollution or contamination arising under Environmental Laws; or (G) from the contribution to the cost of investigating, removing, responding, remediating or monitoring the release of Hazardous Materials.

        "Environmental Liabilities Support Agreement" shall have the meaning ascribed to such term in Section 7.8 herein.

        "Environmental Liabilities Report" shall have the meaning ascribed to such term in Section 7.12 herein.

        "Excluded  Assets"  shall  have the  meaning  ascribed  to such  term in
Section 2.2 herein.

        "Excluded  Liabilities"  shall have the meaning ascribed to such term in
Section 2.4 herein.

        "Excluded  Litigation"  shall have the meaning  ascribed to such term in
Schedule 2.4.

        "FERC" shall mean the Federal Energy Regulatory Commission.

        "FERC EWG Filing" shall mean an application to FERC filed in good faith by Transferor for certification of Transferor as an Exempt Wholesale Generator under Section 32 of PUHCA.

        "FERC  Securities  Order"  shall mean an order of the FERC  pursuant  to
Section 204 of the Federal Power Act approving Transferee's Application for Authorization of the Assumption of Liabilities and Authorization for Exemption from Competitive Bidding and Negotiated Offer Requirements and Expedited Treatment filed with the FERC on October 25, 2002, relating to the assumption by Transferee of Transferor's outstanding indebtedness and other securities.

        "Final Order" shall have the meaning ascribed to such term in the recitals herein.

        "First Mortgage" shall have the meaning ascribed to such term in Section
2.1 herein.

        "Governmental or Regulatory Authorities" shall mean any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States or Canada or any state, county, city, tribal or other political subdivision.

        "Hazardous Materials" shall mean (a) any petrochemical, petroleum or petroleum products, oil, flammable explosives, radioactive materials, radon gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid which may contain levels of polychlorinated biphenyls (PCBs); (b) any chemicals or other materials or substances which are now or hereafter become defined under any Environmental Law as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous chemicals", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "pollutants", "contaminants", "hazardous matter", "restricted hazardous materials", or words of similar import; and (c) any other chemical or other material or substance, the discharge, emission, release or exposure to which is now or hereafter prohibited, limited or regulated by any Governmental or Regulatory Authority under any Environmental Law.

        "Interconnection Agreement" shall have the meaning ascribed for such term in Section 7.9 herein.

        "Laws" shall mean all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

        "Maintenance and Operating Costs Support Agreement" shall have the meaning ascribed to such term in Section 7.7 herein.

        "Master Back-to-Back Agreement" shall have the meaning ascribed to such term in Section 7.5 herein.

        "Milltown Dam" shall have the meaning ascribed to such term in the recitals herein.

        "MPC" shall have the meaning ascribed to such term in the recitals herein.

        "MPSC" shall have the meaning ascribed to such term in the recitals herein.

        "MPSC EWG Determination" shall mean the order of the MPSC approving the Transferor's Application for Certain Determinations Required by Subparagraphs 32(c) and (k)(2) of the Public Utility Holding Company Act of 1935 Concerning its Contract with Northwestern Corporation, as filed with the MPSC on October 22, 2002.

        "Permits" shall have the meaning ascribed to such term in Section 3.4 hereof.

        "Person" shall mean any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

        "PUHCA" shall mean the Public Utilities Holding Companies Act of 1935.

        "Pollution Liability Insurance" shall have the meaning ascribed to such term in Section 7.11 herein.

        "Power Purchase Agreement" shall have the meaning ascribed to such term in Section 7.6 herein.

        "Secondment  Agreement"  shall have the meaning ascribed to such term in
Section 7.10 hereof.

        "Transfer  Documents"  shall have the  meaning  ascribed to such term in
Section 2.6(a).

        "Transferee" shall have the meaning ascribed to such term in the recitals herein.

        "Transferor" shall have the meaning ascribed to such term in the recitals herein.

        "Transferred  Assets"  shall have the  meaning  ascribed to such term in
Section 2.1 herein.

        "UPA" shall mean that certain Unit Purchase Agreement, dated as of September 29, 2000, by and between Transferee, Touch America Holdings, Inc. and The Montana Power Company, as amended.

2.      TRANSFER OF ASSETS

        2.1 Transfer. Subject to the terms and conditions contained herein, Transferor agrees to transfer, convey and assign to Transferee, and Transferee agrees to acquire from Transferor, on the Closing Date, all of Transferor's right, title and interest in and to all of the assets and properties of
Transferor, real, personal and mixed, of every kind and nature, including without limitation, contracts, insurance policies and rights to coverage under insurance policies now or at any time obtained by Transferor or any of its predecessor entities, choses in action and other rights and interests of Transferor, excluding, however, the Excluded Assets (all of the foregoing, excluding the Excluded Assets, being the "Transferred Assets"). The transfer of the Transferred Assets hereunder, to the extent applicable, is expressly made subject to that certain Mortgage and Deed of Trust, dated as of October 1, 1945, from Transferor (as successor to the utility business of MPC) to the Bank of New York (successor Corporate Trustee) and Douglas J. MacInnes (successor Co-trustee), as Trustees, as supplemented and amended (the "First Mortgage"), and upon such terms as fully to preserve and in no respect impair the lien or security of the First Mortgage.

        2.2 Excluded Assets. Notwithstanding anything in this Agreement to the contrary, the Transferred Assets shall not include the assets and property related to, or in connection with, the Milltown Dam and certain other assets of Transferor, all as described more fully in Schedule 2.2 attached hereto (the "Excluded Assets").

        2.3 Assumption of Certain Liabilities. Transferee agrees to assume on the Closing Date, and to pay or perform, in accordance with their terms, any and all obligations and liabilities of Transferor, direct or indirect, known or unknown, absolute or contingent, arising or relating to the period before the Closing, except the Excluded Liabilities (the "Assumed Liabilities").

        2.4 Excluded Liabilities. Notwithstanding anything in this Agreement to the contrary, the Assumed Liabilities shall not include (i) any obligations and liabilities of Transferor described in Schedule 2.4 attached hereto or (ii) any obligations or liabilities of Transferor not related to the Transferred Assets, whether arising or related to the period before or following the Closing (the "Excluded Liabilities").

        2.5 Closing. In the event that the FERC Securities Order is issued on or before November 15, 2002, the consummation of the transactions contemplated in this Agreement (the "Closing") shall be held at 10:00 am, local time, on November 15, 2002 or at such other date or time as shall be mutually acceptable to the parties (the "Closing Date"). If the FERC Securities Order has not been issued by November 15, 2002, then on the Closing Date, the parties shall execute and deliver all documents and instruments, which shall be dated the Closing Date, contemplated to be delivered hereby or in connection herewith on or prior to the Closing to Crowley, Haughey, Hanson, Toole & Dietrich P.L.L.P. ("CHHTD") to be held in escrow by

CHHTD until the date on which the FERC Securities Order has been issued (the "Effective Date"). On the Effective Date, CHHTD shall release all such documents and instruments from escrow and the Closing shall be deemed to have occurred and all such documents and instruments shall be deemed effective and in full force and effect or otherwise delivered, filed or processed as directed by the parties. The Closing shall be held at the offices of the Transferor in Butte, Montana, or at such other place as shall be mutually acceptable to the parties.

        2.6 Transactions and Documents at Closing. At the Closing, Transferor shall convey to Transferee all of Transferor's right, title and interest in and to the Transferred Assets (and not the Excluded Assets), subject to the First Mortgage and in furtherance thereof shall deliver to Transferee a Bill of Transfer and Assignment in substantially the form attached hereto as Exhibit A, together with such other deeds, bills of sale, assignments, certificates of title, stock or unit certificates, documents and other instruments of transfer and conveyance as are specified in Section 7 hereof or as Transferee shall reasonably request (collectively, the "Transfer Documents"), and Transferee shall deliver to Transferor a Master Assumption Agreement in substantially the form attached hereto as Exhibit B pursuant to which Transferee shall assume the Assumed Liabilities (and not the Excluded Liabilities) together with such other documents and instruments as are specified in Section 8 hereof or as Transferor shall reasonably request (collectively, the "Assumption Documents").

        2.7 Further Assurances. Each party shall, at the request of any other party from time to time and at any time, whether on or after the Closing Date, and without further consideration, take such action and execute and deliver such deeds, assignments, transfers, assumptions, conveyances, powers of attorney, receipts, acknowledgements, acceptances, assurances and other documents as may be reasonably necessary or useful to procure for the party so requesting, and its successors and assigns, for aiding and assisting in collecting and reducing to possession, or for vesting and perfecting title to, any and all of the Transferred Assets or the Assumed Liabilities, or otherwise to satisfy and perform the obligations of the parties hereunder.

        2.8 Grant of Easements. Transferor will, at Transferee's request and expense and without additional consideration, grant to Transferee, at Closing and from time to time subsequent to Closing, all appropriate easements across lands included in the Excluded Assets (i) for existing electric and gas transmission and distribution lines and related facilities included in the Transferred Assets and (ii) for access to the Transferred Assets, on forms reasonably acceptable to Transferee.

3.      REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

        To induce Transferee to enter into this Agreement, to acquire the Transferred Assets and to assume the Assumed Liabilities, Transferor represents and warrants to Transferee as follows:

        3.1 Organization and Compliance. Transferor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Montana.

Transferor has all requisite limited liability company power and authority and is entitled to own or lease the Transferred Assets.

        3.2 Enforceability of Agreement. Transferor has the full limited liability company power and authority to enter into this Agreement and to carry out the transactions contemplated hereby in accordance with its terms. This Agreement and all transactions required hereunder to be performed by Transferor have been duly and validly authorized by all necessary limited liability company
action.  This  Agreement  has been duly and validly    and  delivered on
behalf of Transferor and constitutes the valid and legally binding obligation of Transferor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.

        3.3 No Inconsistent Obligations. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated herein, subject to the terms hereof, will result in a violation or breach of, or constitute a default under (a) the articles of organization or operating agreement of Transferor, (b) any term or provision of (i) any material indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge, or other instrument, contract, agreement or commitment, or (ii) any material writ, order, judgment, decree, law, rule, regulation, or ordinance, or
(iii) any material applicable ruling or order of any Governmental or Regulatory Authority, in each case to which Transferor is a party or any of the Transferred Assets is subject or bound, or (c) result in (i) the creation of any material claim, lien, charge or encumbrance on any of the Transferred Assets, (ii) the acceleration or creation of any material obligation of Transferor, or (iii) the forfeiture of any material right or privilege of Transferor.

        3.4 Possession of Franchises, Licenses, Etc. Transferor possesses all material franchises, certificates, licenses, grants, permits, agreements and other authorizations ("Permits") from Governmental or Regulatory Authorities, free from materially burdensome restrictions, that are necessary for the ownership, maintenance and operation of its properties, assets and business and Transferor is not in material violation of any thereof.

4.      REPRESENTATIONS AND WARRANTIES OF TRANSFEREE

        As an inducement to the Transferor to enter into this Agreement and to transfer the Transferred Assets to Transferee, Transferee hereby represents, warrants and covenants as follows:

        4.1 Organization. Transferee is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

        4.2 Authorization; Enforceability of Agreement. Transferee has full corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby in accordance with its terms. This Agreement and all transactions required hereunder to be performed by Transferee have been duly and validly authorized by all necessary corporate action on the part of Transferee. This Agreement has been duly and validly executed and delivered on behalf of Transferee and constitutes the valid and legally binding obligation of Transferee, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.

        4.3 No Inconsistent Obligations. Neither the execution and delivery of this Agreement, nor the consummation of the transactions hereby contemplated, subject to the terms hereof, will result in a violation or breach of, or constitute a default under (a) the articles of organization or operating agreement of Transferee, (b) any term or provision of (i) any material indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge, or other instrument, contract, agreement or commitment, or (ii) any material writ, order, judgment, decree, law, rule, regulation, or ordinance, or
(iii) any material applicable ruling or order of any Governmental or Regulatory Authority, in each case to which Transferee is a party, or (c) result in (i) the creation of any material claim, lien, charge or encumbrance on any of the assets of Transferee, (ii) the acceleration or creation of any material obligation of Transferee, or (iii) the forfeiture of any material right or privilege of Transferee.

5.      COVENANTS OF TRANSFEROR

        5.1 Regulatory and Other Approvals. Transferor will, as promptly as practicable (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of Transferor to consummate the transactions contemplated hereby, (b) provide such other information and communications to such Governmental or Regulatory Authorities or other Persons as such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) provide reasonable cooperation to Transferee in connection with the performance of its obligations hereunder. Transferor will provide prompt notification to Transferee when any such consent, approval, action, filing or notice referred to in clause
(a) above is obtained, taken, made or given, as applicable, and will advise Transferee of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or
Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.

        5.2 Fulfillment of Conditions. Transferor will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of Transferee contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

6.      COVENANTS OF TRANSFEREE

        6.1 Regulatory and Other Approvals. Transferee will as promptly as practicable (a) take all commercially reasonable steps necessary or desirable to obtain all consents, approvals or actions of, make all filings with and give all notices to Governmental or Regulatory Authorities or any other Person required of Transferee to consummate the transactions contemplated hereby, (b) provide such other information and communications to such

Governmental or Regulatory Authorities or other Persons as such Governmental or Regulatory Authorities or other Persons may reasonably request in connection therewith and (c) provide reasonable cooperation to Transferor in connection with the performance of its obligations hereunder. Transferee will provide prompt notification to Transferor when any such consent, approval, action, filing or notice referred to in clause (a) above is obtained, taken, made or given, as applicable, and will advise Transferor of any communications (and, unless precluded by Law, provide copies of any such communications that are in writing) with any Governmental or Regulatory Authority or other Person regarding any of the transactions contemplated by this Agreement.

        6.2 Fulfillment of Conditions. Transferee will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of Transferor contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF TRANSFEREE

        All obligations of Transferee under this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions precedent on or prior to the Closing, any or all of which may be waived in whole or in part by Transferee:

        7.1 Proceedings and Documents Satisfactory. All proceedings taken in connection with the consummation of the transactions contemplated herein and all documents and papers reasonably required in connection therewith shall be reasonably satisfactory to Transferee, and Transferee shall have timely received copies of such documents and papers, all in form and substance satisfactory to Transferee, as reasonably requested by Transferee in connection therewith.

        7.2 Representations and Warranties. The representations and warranties contained in Section 3 of this Agreement and in any agreement or other document delivered by or on behalf of Transferor in connection with the transactions contemplated by this Agreement, shall be true and correct at and as of the Closing Date as if made as of such date.

        7.3 Compliance with Agreements and Conditions. Transferor shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Transferor prior to or on the Closing Date.

        7.4 No Injunctions, Restraints or Litigation. (i) There shall not be in effect any order, judgment or decree issued by any court of competent jurisdiction or other Governmental or Regulatory Authority or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement; and (ii) there shall not exist or have been instituted or be pending any action, suit or proceeding which, in the good faith judgment of Transferee (after consultation with outside counsel) (A) would reasonably be expected to make illegal, or to delay or otherwise restrain or prohibit, the consummation of the transactions contemplated by this Agreement, or which would reasonably be expected to result in material damages in connection with transactions contemplated by this Agreement, or (B) would reasonably be expected to result in (x) the prohibition of the ownership or operation by Transferee of all or a material portion of the Transferred Assets or (y) the compelling of Transferee to dispose of or to hold separately any portion of the business or assets of Transferee or subsidiaries as a result of the transactions contemplated by this Agreement.

        7.5 Master Back-to-Back Agreement. Transferor shall have executed and delivered the Master Back-to-Back Agreement, dated as of the date hereof, by and between Transferor and Transferee, substantially in the form attached hereto as Exhibit C (the "Back-to-Back Agreement").

        7.6 Power Purchase Agreement. The Unit Power Purchase Agreement, dated as of September 20, 2002, by and between Transferor and Transferee, (the "Power Purchase Agreement") shall be in full force and effect.

        7.7 Maintenance and Operating Costs Support Agreement. Transferor shall have executed and delivered the Maintenance and Operating Costs Support Agreement, dated as of the date hereof, by and between Transferor and Transferee, relating to the maintenance and operating costs of the Milltown Dam, substantially in the form attached hereto as Exhibit D (the "Maintenance and Operating Costs Support Agreement").

        7.8 Environmental Liabilities Support Agreement. Transferor shall have executed and delivered the Environmental Liabilities Support Agreement, dated as of the date hereof, by and between Transferor and Transferee, relating to Transferor's Environmental Liabilities, substantially in the form attached hereto as Exhibit E (the "Environmental Liabilities Support Agreement").

        7.9 Interconnection Agreement. Transferor shall have executed and delivered the Generation Interconnection Agreement, dated as of the date hereof, between Transferor and Transferee, relating to the Milltown Dam, substantially in the form attached hereto as Exhibit F (the "Interconnection Agreement").

        7.10 Secondment Agreement. Transferor shall have executed and delivered an Employee Secondment and Administrative Services Agreement, between Transferor and Transferee, relating to the transferred employees performing functions at the Milltown Dam, substantially in the form attached hereto as Exhibit G (the "Secondment Agreement").

        7.11 Pollution Liability Insurance. The Pollution Legal Liability Select Policy Number PLS 1952382 issued by American International Specialty Lines Insurance Company to Transferor from May 31, 2002 to May 31, 2012 (the "Pollution Liability Insurance") shall be in full force and effect.

        7.12 Environmental Liabilities Report. Transferee and Transferor shall have received from ELM Consulting, L.L.C. a report on such matters relating to the Milltown Dam as they shall reasonably request (the "Environmental Liabilities Report") and such report shall be in form and substance satisfactory to Transferee.

        7.13 Approvals of Governmental or Regulatory Authorities. All necessary filings shall have been made with, and consents and approvals of Governmental or Regulatory Authorities necessary or desirable to consummate the transactions contemplated hereby shall have been obtained therefrom, including, without limitation, the FERC Securities Order.

        7.14 Exempt Wholesale Generator Status. Either (i) the MPSC shall have issued the MPSC EWG Determination and Transferor shall have made the FERC EWG Filing or (ii) Transferor shall have shut down the operation of the Milltown Dam such that no electricity is generated therefrom and Transferee shall have received from Transferor a certificate and undertaking, signed by the Chief Executive Officer of Transferor, (x) to such effect and (y) to the further effect that operation of the Milltown Dam will not resume until after the MPSC EWG Determination is issued and the FERC EWG filing is made by Transferor.

        7.15 Other Consents. Transferor shall have delivered to Transferee such consents and approvals from Transferor's lessors, lenders and other persons, firms and other entities having business relations with Transferor as are necessary in Transferee's reasonable opinion for the assignment to and assumption by Transferee, and the continuation in full force and effect after the Closing, (a) of the contracts comprising the Transferred Assets, and (b) of Transferor's business to the extent relating to the Transferred Assets and Assumed Liabilities (but not the Excluded Assets or Excluded Liabilities) in the same manner as conducted prior to the Closing.

        7.16 Release of Excluded Assets. The Excluded Assets shall have been duly released from the lien of the First Mortgage and all necessary filings and recordings in connection therewith shall have been made or accomplished.

        7.17 Other Transfer Documents. Transferee shall have received such other Transfer Documents from Transferor as Transferee may reasonably request.

8.      CONDITIONS PRECEDENT TO OBLIGATIONS OF TRANSFEROR

        All of the obligations of Transferor, under this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions precedent on or prior to the Closing, any or all of which may be waived in whole or in part by Transferor:

        8.1 Proceedings and Documents Satisfactory. All proceedings taken in connection with the consummation of the transactions contemplated herein and all documents and papers reasonably required in connection therewith shall be reasonably satisfactory to Transferor, and Transferor shall have timely received copies of such documents and papers, all in form and substance satisfactory to Transferor, as reasonably requested by Transferor in connection therewith.

        8.2 Representations and Warranties. The representations and warranties contained in Section 4 of this Agreement and in any agreement or other document delivered by or on behalf of Transferee in connection with the transactions contemplated by this Agreement, shall be true and correct at and as of the Closing Date as if made as of such date.

        8.3 Compliance with Agreements and Conditions. Transferee shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Transferee prior to or on the Closing Date.

        8.4 No Injunctions, Restraints or Litigation. (i) There shall: not be in effect any order, judgment or decree issued by any court of competent jurisdiction or other Governmental or Regulatory Authority or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement; and (ii) there shall not exist or have been instituted or be pending any action, suit or proceeding which, in the good faith judgment of Transferor (after consultation with outside counsel) (A) would reasonably be expected to make illegal, or to delay or otherwise restrain or prohibit, the consummation of the transactions contemplated by this Agreement, or which would reasonably be expected to result in material damages in connection with transactions contemplated by this Agreement, or (B) would reasonably be expected to result in the prohibition of the ownership or operation by Transferee of all or a material portion of the Transferred Assets.

        8.5 Master Back-to-Back Agreement. Transferee shall have executed and delivered the Master Back-to-Back Agreement.

        8.6 Power Purchase Agreement. The Power Purchase Agreement shall be in full force and effect.

        8.7 Maintenance and Operating Costs Support Agreement. Transferee shall have executed and delivered the Maintenance and Operating Costs Support Agreement.

        8.8 Environmental Liabilities Support Agreement. Transferee shall have executed and delivered the Environmental Liabilities Support Agreement.

        8.9 Interconnection Agreement. Transferee shall have executed and delivered the Interconnection Agreement.

        8.10 Secondment Agreement. Transferee shall have executed and delivered the Secondment Agreement.

        8.11 Pollution Liability Insurance. The Pollution Liability Insurance shall be in full force and effect.

        8.12 Environmental Liabilities Report. The Environmental Liabilities Report shall have been received by Transferor and such report shall be in form and substance satisfactory to Transferor.

        8.13 Approvals of Governmental or Regulatory Authorities. All necessary filings shall have been made with, and consents and approvals of Governmental or Regulatory Authorities necessary or desirable to consummate the transactions contemplated hereby shall have been obtained therefrom, including, without limitation, those with and from FERC and the

MPSC necessary to constitute  Transferor an "exempt  wholesale  generator" under
Section 32 of PUHCA.

        8.14 Release of Excluded Assets. The Excluded Assets shall have been duly released from the lien of the First Mortgage and all necessary filings and recordings in connection therewith shall have been made or accomplished.

        8.15 Other Assumption Documents. Transferor shall have received such other Assumption Documents from Transferee as Transferor may reasonably request.

9.      EVIDENCE OF CLOSING

        9.1 Closing Certificate. In order to evidence the Closing, at the Closing each party hereto shall execute and deliver to the other party a closing certificate, substantially in the form attached hereto as Exhibit H-1 and Exhibit H-2, respectively, certifying that all conditions precedent herein to the obligations of such party under this Agreement have been satisfied or properly waived to the satisfaction of such party as of the Closing Date.

10.     SURVIVAL

        10.1 Survival of Representations, Warranties, Covenants and Agreements. Except for any covenant or agreement of the parties hereto which by its terms contemplates performance after the Closing Date, the representations, warranties, covenants and agreements contained in this Agreement shall not survive Closing and there shall be no liability in respect thereof, whether such liability has accrued prior to the Closing Date or after the Closing Date, on the part of either party or its officers, directors, employees, agents and affiliates.

11.     MISCELLANEOUS

        11.1 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

        11.2 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.

        11.3 Governing Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to principles of conflicts of laws.

        11.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns.

        11.5 Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

        11.6 Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

        11.7 Headings. The headings of particular provisions of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.

        11.8 Number and Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

        11.9 Time of Performance. Time is of the essence in the performance of this Agreement.

        11.10 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

            [SIGNATURES TO THIS AGREEMENT ARE ON THE FOLLOWING PAGE]

                     [SIGNATURES TO THIS TRANSFER AGREEMENT]

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                   TRANSFEROR:

                                   NORTHWESTERN ENERGY, L.L.C.

                                   By:  /s/ Michael J. Hanson
                                        -------------------------------
                                          Name:  Michael J. Hanson
                                          Title: President & CEO

                                   TRANSFEREE:

                                   NORTHWESTERN CORPORATION


                                   By:  /s/ Eric R. Jacobsen
                                        -------------------------------
                                          Name:  Eric R. Jacobsen
                                          Title: Senior Vice President,
                                                 General Counsel &
                                                 Chief Legal Officer

                                  Schedule 2.2

                                 EXCLUDED ASSETS
                                 ---------------


1. All of Transferor's right, title and interest in and to all of the assets and properties included within, or related or appertenant to (i) the Milltown Dam Project (the "Milltown Dam Project") as described in that certain application filed by The Montana Power Company on August 30, 1965, as amended on April 8, 1968, for a license under Section 4(e) of the Federal Power Act for constructed Project No. 2543 known as the Milltown Project (the "Application"); (ii) the Disposal Area Number 1, which is located on a bluff on the west side of the Milltown Dam reservoir, just south of the Bonner Tunnel (an abandoned railway tunnel), where The Montana Power Company deposited sediment removed from upstream of the Milltown Dam spillway in connection with repairs to the spillway made in 1986 and 1987; and (iii) the Milltown Rehabilitation Upland Disposal Area, which is located on the west side of the Milltown Dam reservoir, in the vicinity of the abandoned Chicago, Milwaukee, St. Paul & Pacific Railroad tracks, where The Montana Power Company deposited sediment removed from upstream of the base of the Milltown Dam in connection with repairs to the dam made in 1988 and 1989, including without limitation the following:

        a. All lands and interest in lands (i) constituting the Milltown Dam Project area and enclosed by the project boundary, the limits of which are otherwise defined, the use and occupancy of which are necessary for the purposes of the Milltown Dam Project; such Milltown Dam Project area and project boundary being shown and described by Exhibits J and K: Sheet 1, FPC No. 2543-8 - showing location of project works and project boundary - which exhibits are attached to the Application; (ii) constituting the Disposal Area Number 1; (iii) constituting the Milltown Rehabilitation Upland Disposal Area; and (iv) constituting additional lands or interests in lands related to the Milltown Dam Project as included in the descriptions set forth below. A description of such lands, located in Missoula County, Montana, is, without limiting the generality of the introductory paragraph or the foregoing general description, set forth on Appendix A, attached hereto.

        b. Milltown Dam Project works consisting of the following:

           (i) a dam in four sections: a 244-foot concrete abutment wall, a 152-foot concrete gravity section (maximum height about 45 feet), integral with the powerhouse, a 52-foot long concrete sluice gate section containing four steel gates 9 feet by 14 feet and a 216-foot long rock crib spillway beyond the concrete sluice;

           (ii) a reservoir with a capacity of approximately 300 acre-feet at maximum pond elevation of about 3,260 feet;

           (iii) a brick powerhouse containing five units with a total installed capacity of 3,040 kilowatts;


                                 Schedule 2.2-1

           (iv) 2.3 kv bus at the plant; and

           (v) appurtenant facilities; the location, nature and character of which are more specifically shown and described by Exhibit L, Sheet 1, FPC No. 2543-2 (Showing Project plan and elevations), Sheet 2, FPC No. 2543-3 (showing Powerhouse floor plan), Sheet 3 FPC No. 2543-4 (showing Powerhouse section), and Sheet 4, FPC No. 2543-5 (showing abutment wall elevation and sections), and Exhibit M (consisting of two typewritten pages entitled "General Description of Mechanical, Electrical, and Transmission Equipment, Milltown Project"), which exhibits were attached to the Application.

        c. All other structures, fixtures, equipment or facilities used or useful in the maintenance and operation of the Milltown Dam Project and located on the Milltown Dam Project area and all riparian or other rights, the use or possession of which is necessary or appropriate in the maintenance or operation of the Milltown Dam Project.

        d. The interconnection point (the "Interconnection Point") between the Milltown Dam Project and the Transferred Assets is that point located on the utility pole structure lying north of the Montana Rail Link Railroad right of way, approximately 500 feet north of the Milltown Dam Project, one pole south of the radial line's intersection with Transferor circuit number 61.

        e. Except for the transmission line from the Milltown Dam Project powerhouse to the Interconnection Point, the Excluded Assets shall not include any electric or gas transmission or distribution lines or related facilities which are located on the lands described in Section 1.a. to this Schedule 2.2.

        f. All water rights appurtenant to the Milltown Dam Project including without limitation the following:

                (i)     Water   Right   Number  76F  30850  00,   Ground   Water
                        Certificate;
                (ii)    Water Right Number 76F 94407 00, Statement of Claim;
                (iii)   Water Right Number 76M 94404 00, Statement of Claim;
                (iv)    Water Right Number 76M 94405 00, Statement of Claim and
                (v)     Water Right Number 76M 94406 00, Statement of Claim.

2. Transferor's rights as insured under that certain pollution liability insurance policy, policy number PLS 1952382, provided by America International Specialty Lines Insurance Company (an AIG group company) covering risk of significant release of hazardous material with respect to the Milltown Dam.

3. Transferor's rights and obligations under the following agreements: (a) the Power Purchase Agreement; (b) the Interconnection Agreement; (c) the Secondment Agreement; (d) that certain Confidential Settlement Agreement and Mutual Release by and among Atlantic


                                 Schedule 2.2-2

Richfield Company and ARCO Environmental Remediation, LLC and Transferor effective as of October 18, 2000; (e) the Maintenance and Operating Costs Support Agreement; (f) the Environmental Liabilities Support Agreement; and (g) Asset and Stock Transfer Agreement dated as of November 15, 2002, between Transferor and Transferee and all other agreements to be entered into between Transferor and Transferee pursuant to such Asset and Stock Transfer Agreement.

4. Transferor's rights, if any (by virtue of its status as successor by merger to the remaining utility business of The Montana Power Company), to exemption from liability under the Comprehensive Environmental Responsibility Compensation and Liability Act of 1980 by virtue of the statutory exemption applicable to the Milltown Dam under Section 118(g) of the Superfund Amendments and Reauthorization Act of 1986.

5. Transferor's right, title and interest in and to the Rattlesnake Creek area property in Missoula County, Montana, more particularly described as follows:
Tract G of Certificate of Survey No. 2689 in the SW 1/4 of Section 2, T13 N - R 19W, Missoula County together with rights appurtenant thereto including without limitation improvements and water rights, if any, but excluding all electric and gas transmission and distribution lines and related facilities which are located on said land.

6. Transferor's rights to file, prosecute and collect claims under the liability insurance policies set forth on Appendix B, attached hereto as such policies may relate to the Excluded Liabilities.

7. All documents, papers and records related to the Excluded Assets.


                                 Schedule 2.2-3

                                                                      APPENDIX A
                                                                      ----------
                                                               (TO SCHEDULE 2.2,
                                                                EXCLUDED ASSETS)

                       MILLTOWN DAM PROJECT REAL PROPERTY
                            MISSOULA COUNTY, MONTANA
                    FEE LANDS, EASEMENTS AND OTHER INTERESTS


A. FEE LANDS

Parcel I
--------

        That certain piece, parcel or tract of land located in Sections 20, 21, 22, 27, 28 and 34, Township 13 North, Range 18 West, M.P.M., Missoula County, Montana, and more particularly described as follows, to-wit:

        Beginning at the Southwest corner of the E1/2SE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., and running thence South to the South line of the NE1/4SE1/4 of said Section 20; thence East along said South line of the NE1/4SE1/4 of said Section 20 and along the North line of SW1/4SW1/4 of Section 21, 820 feet more or less to a point where the North line of the SW1/4SW1/4 of Section 21 intersects the East right-of-way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company; thence along said East line of said Railroad right-of-way, across and through the S1/2SW1/4 of Section 21, NW1/4 and E1/2 of Section 28, 8255 feet, more or less, to the East line of said
        Section 28; thence South along the East line of said Section 28, 500 feet, more or less, to the Southeast corner of said Section 28; thence South along the West line of the NW1/4 of Section 34, 2830 feet, more or less, to the Southwest corner of the NW1/4 of Section 34; thence East along the South line of the NW1/4 of Section 34, 2640 feet, more or less, to the center of said Section 34; thence North along the center line of Section 34, 920 feet; thence North 73(degree) East, 367 feet; thence due East 250 feet; North 31(degree) East, 334 feet, more or less to a point at the high water line on the South bank of the Missoula or Hellgate River; thence Northwesterly along the South bank of said river, and following the high water line of said River, on the West and South banks thereof to the West boundary line of NE1/4 of Section 34; thence North and across said River, and along the North and South center line of said Section 34, to the South line of Section 27; thence Easterly along the South line of said Section 27, 1252 feet; thence North 5(degree)5' West, 370 feet; thence North 23(degree)10' West, 467 feet; thence North 35(degree)25' West, 250 feet; thence North 8(degree)20' West, 223 feet; thence North 27(degree)30' West, 124 feet; thence North 44(degree)30' West, 325 feet; thence North 79(degree)30' West, 138 feet; thence North 30(degree)01' West, 452.9 feet; thence South 53(degree)17' West, 260 feet, more or less, to the center line of Section 27; thence Northerly along the center line of said Section 27, to the South boundary of the Northern Pacific Railway Company right-of-way; thence Northwesterly and along said right-of-way line and across the NW1/4 of
        Section 27, 3260 feet, more or less, to a point, where said right-of-way line intersects the North line of Section 27; thence Westerly along said North line of Section 27 and the North line of Section 28, 3220


                           Schedule 2.2 (Appendix A)-1
        feet, more or less, to the Northwest corner of the NE1/4 of Section 28; thence Northerly along the North and South center line of Section 21, 1850 feet, more or less, to the high water line of the North bank of the Missoula River; thence Northwesterly and following the high water line of said River, and along said bank through the NE1/4SW1/4 of Section 21, to the confluence of the Big Blackfoot River therewith; thence Easterly and following the high water line of the said Big Blackfoot River, on the South bank thereof, through the SE1/4NW1/4 of said Section 21 to the North and South center line of said Section 21; thence Northerly and across the said Big Blackfoot River and following the East line of the NW1/4 of Section 21, to the high water line of the North bank of said Big Blackfoot River; thence Westerly and following the course of the high water line on the North bank of the Big Blackfoot River, in all its bends, to a point where said high water line on the North bank aforesaid, intersects the South right-of-way line of the Northern Pacific Railway Company in the NW1/4 of Section 21; thence Westerly and along the said South right-of-way line to the West side line of the E1/2SE1/4NE1/4 of Section 20; thence Southerly along said last mentioned line 875 feet, more or less, to the East and West center line of said
        Section 20, the point of beginning.

        Recording Reference: Book 108 of Deeds at page 583

Parcel II
---------


        A strip  of land 400  feet  wide in the  Northwest  quarter  (NW1/4)  of
        Section 21 and the East half of the Northeast quarter of the Northeast quarter E1/2NE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., its outside boundaries being 200 feet on each side of the center line of the abandoned main track of the Northern Pacific Railway Company as the same was originally located and staked out across said premises (and which said center line is now the center line of the track of the Missoula Street Railway) and extending from the West line of the E1/2NE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., to the high water line of the reservoir located in the SE1/4NW1/4 of said Section 21, Township 13 North, Range 18 West, M.P.M.

        Excepting and reserving therefrom, however, and there is hereby specifically excepted and reserved therefrom a strip of land 80 feet wide, being 40 feet on each side of said center line of the abandoned main track of the Northern Pacific Railway Company as the same was originally located and staked out across the above described premises, and now occupied by the Missoula Street Railway .

        Recording Reference: Book 126 of Deeds at page 472

Parcel III
----------

        A strip of land 80 feet wide in the NW1/4 of Section 21 and the E1/2NE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., being 40 feet on each side of the center line of the main track of the Northern Pacific Railway


                           Schedule 2.2 (Appendix A)-2

        Company as the same was originally located and staked out across said premises, and extending from a line drawn at right angles to said center line of the main track at the point of intersection of the original Southwesterly boundary line of the Northern Pacific Railway Company right-of-way with the center line of the new main track of said Railway Company as the same is now constructed; thence over, along and across the NW1/4 said of Section 21 and the E1/2NE1/4NE1/4 of said Section 20.

        Recording Reference: Book 126 of Deeds at page 473

Parcel IV
---------

        All that portion of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company's 150 foot wide right-of-way and wye track right-of-way in the Northwest quarter (NW1/4) and the Northwest quarter of the Northeast quarter (NW1/4NE1/4) of Section 28 and the Southwest quarter (SW1/4) of Section 21, the East half of the East half of the Southeast quarter (E1/2E1/2SE1/4) and the East half of the Southeast quarter of the Northeast quarter (E1/2SE1/4NE1/4) of Section 20, Township 13 North, Range 18 West, P.M.M.

        EXCEPT that portion in the SE1/4NW1/4 said Section 28 lying southeasterly of former Railroad Engineer's Station 433+84, as measured perpendicular and at right angles to the Grantor's former main track centerline.

        Recording Reference: Book 223 of Micro Records at page 564

Parcel V
--------

        The Northwest Quarter (NW1/4) of Section Thirty-four (34), Township Thirteen (13) North of Range Eighteen (18) West, containing 160 acres. And also all that portion of the Southwest Quarter of the Northwest Quarter (SW1/4NW1/4) of Section Twenty-one (21), Township Thirteen (13) North of Range Eighteen (18) West, Montana Principal Meridian, lying south of the present used right of way of the Northern Pacific Railway Company, passing through said Southwest Quarter of the Northwest Quarter (SW1/4NW1/4).

        Recording Reference:  Book 126 of Deeds at Page 442

Parcel VI
---------

        All of Transferor's right, title and interest, if any, in the tracts described in Certificate of Survey No. 3441 filed in the office of the Clerk and Recorder of Missoula County, Montana in Book 256, Page 0638.

EXCEPTING from Parcels I, II, III, IV, V and VI the interests conveyed by the following instruments:

(i) Quitclaim Deed recorded April 30, 1941 in Book 131, Page 77, records of Missoula County, Montana.

                           Schedule 2.2 (Appendix A)-3

(ii) Quitclaim Deed recorded April 23, 1963 in Book 228, Page 272, records of Missoula County, Montana.

(iii) Quitclaim Deed recorded July 2, 1963 in Book 229, Page 335, records of Missoula County, Montana.

(iv) Bargain and Sale Deed recorded March 18, 1942 in Book 131, Page 427, records of Missoula County, Montana.

(v) Modification of Reservation of Right to Flood, recorded September 7, 1983 in Book 194, Page 747, records of Missoula County, Montana.

(vi) Bargain and Sale Deed, recorded June 11, 1942 in Book 131, Page 504, records of Missoula County, Montana.

(vii) Correction Deed recorded April 12, 1983 in Book 186, Page 2233, records of Missoula County, Montana.


B.      EASEMENTS

Easements granted or reserved to The Montana Power Company, or its predecessors in interest, or otherwise described, in the following-described instruments, for the right to flood and other purposes, but only to the extent such easements are used or held for use in connection with the operation of the Milltown Dam
Project:

------------------------ ------------------ --------------------- --------- ----
        Grantor                Grantee            Recorded           Book   Page
------------------------ ------------------ --------------------- --------- ----
Big Blackfoot Milling    Clark-Montana      October 19, 1906      37        217
Company                  Realty Company
------------------------ ------------------ --------------------- --------- ----
Missoula Public Service  The Montana Power  December 20, 1929     108       583
Company                  Company
------------------------ ------------------ --------------------- --------- ----
The Montana Power        Luke M. Harris     March 18, 1942        131       427
Company
------------------------ ------------------ --------------------- --------- ----
The Montana Power        John Ray Teague    June 11, 1942         131       504
Company
------------------------ ------------------ --------------------- --------- ----
Anaconda Copper Mining   The Montana Power  November 30, 1942     131       625
Company                  Company
------------------------ ------------------ --------------------- --------- ----
The Montana Power        Jack L. Green, II  April 12, 1983        186       2233
Company
------------------------ ------------------ --------------------- --------- ----
The Montana Power        Ralph Roy Harris   September 7, 1983     194       747
Company                  and June Harris
------------------------ ------------------ --------------------- --------- ----
Champion                 The Montana        June 6, 1986          241       0932
------------------------ ------------------ --------------------- --------- ----

                           Schedule 2.2 (Appendix A)-4

------------------------ ------------------ --------------------- --------- ----
International            Power Company
Corporation
------------------------ ------------------ --------------------- --------- ----


C.      OTHER RIGHTS IN REAL PROPERTY
        -----------------------------

All other rights and interests in real property owned by Transferor within the boundary of the Milltown Dam Project which are used or held for use in connection with the Milltown Dam Project and all other real property rights and interests used or held for use in connection with the Milltown Dam Project.

                           Schedule 2.2 (Appendix A)-5

                                                                      APPENDIX B
                                                                      ----------
                                                               (TO SCHEDULE 2.2,
                                                                EXCLUDED ASSETS)

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
Unknown                         00/00/1914                     $30,000                              Unknown

Unknown                         00/00/1915                     $30,000                              Unknown

Unknown                         00/00/1916                     $30,000                              Unknown

Unknown                         01/30/26 to 01/30/27           Unknown                              Electric Bond & Share

Unknown                         01/30/27 to 01/30/28           Unknown                              Electric Bond & Share

A5725/A5726                     06/01/28 to 01/30/29           Unknown                              Lloyds
                                                                                                    James D. Mitchell
                                                                                                    Lane Powell Spears Lubersky
                                                                                                    1420 Fifth Avenue
                                                                                                    Seattle, WA  98101-2338


C/NP 7960 & 5719/5720           00/00/29 to 00/00/30          $200,000                              Lloyds

CINP8124TL2                     00/00/30 to 00/00/31          $200,000                              Lloyds

CN9905                          00/00/31 to 00/00/32          $200,000            ---------         Lloyds


A7491                           00/00/32 to 00/00/33          $200,000                              Lloyds

A7816                           00/00/32 to 00/00/33          $200,000                              Lloyds


                           Schedule 2.2 (Appendix B)-1

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
A8181                           12/31/34 to 12/31/35          $200,000             Underlying       Lloyds

A8753                           12/31/35 to 12/31/36          $200,000             Underlying       Lloyds

A9353 (CHNGD TO A1818)          12/31/36 to 12/31/37          $200,000             Underlying       Lloyds

A4499                           12/31/37 to 12/31/38          $200,000             Underlying       Lloyds

8492                            12/31/38 to 12/31/39          $200,000             Underlying       Lloyds

12841                           12/31/39 to 12/31/40          $200,000             Underlying       Lloyds

17005                           12/31/40 to 12/31/41          $200,000             Underlying       Lloyds

20990                           12/31/41 to 12/31/42          $200,000             Underlying       Lloyds

                                12/31/42 to 12/31/43

39104                           12/31/43 to 12/31/44          $200,000                 $5,000       Lloyds

39105                           12/31/43 to 12/31/44          $300,000               $205,000       Lloyds

39106                           12/31/43 to 12/31/44          $500,000               $505,000       Lloyds

39107                           12/31/43 to 12/31/44        $1,000,000             $1,005,000       Lloyds

43843                           12/31/44 to 12/31/45          $200,000                 $5,000       Lloyds

43844                           12/31/44 to 12/31/45          $300,000               $205,000       Lloyds



                           Schedule 2.2 (Appendix B)-2

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
43845                           12/31/44 to 12/31/45          $500,000               $505,000       Lloyds

43846                           12/31/44 to 12/31/45        $1,000,000             $1,005,000       Lloyds

48416                           12/31/45 to 12/31/46          $200,000                 $5,000       Lloyds

48417                           12/31/45 to 12/31/46          $300,000               $205,000       Lloyds

48418                           12/31/45 to 12/31/46          $500,000               $505,000       Lloyds

48419                           12/31/45 to 12/31/46        $1,000,000             $1,005,000       Lloyds

53726                           12/31/46 to 12/31/47          $200,000                 $5,000       Lloyds

53727                           12/31/46 to 12/31/47          $300,000               $205,000       Lloyds

53728                           12/31/46 to 12/31/47          $500,000               $505,000       Lloyds

53729                           12/31/46 to 12/31/47        $1,000,000             $1,005,000       Lloyds

59976                           12/31/47 to 12/31/48          $200,000                 $5,000       Lloyds

59977                           12/31/47 to 12/31/48          $300,000               $205,000       Lloyds

59978                           12/31/47 to 12/31/48          $500,000               $505,000       Lloyds

59979                           12/31/47 to 12/31/48        $1,000,000             $1,005,000       Lloyds

K87455                          12/31/48 to 12/31/49          $200,000                 $5,000       Lloyds

K67456                          12/31/48 to 12/31/49          $300,000               $205,000       Lloyds

K87457                          12/31/48 to 12/31/49          $500,000               $505,000       Lloyds

K87458                          12/31/48 to 12/31/49        $1,000,000             $1,005,000       Lloyds



                           Schedule 2.2 (Appendix B)-3

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
K75890                          12/31/49 to 12/31/50          $200,000                 $5,000       Lloyds

K75891                          12/31/49 to 12/31/50          $300,000               $205,000       Lloyds

K75892                          12/31/49 to 12/31/50          $500,000               $505,000       Lloyds

K75893                          12/31/49 to 12/31/50        $1,000,000             $1,005,000       Lloyds

K5270                           12/31/50 to 12/31/51          $200,000                 $5,000       Lloyds

K5271                           12/31/50 to 12/31/51          $300,000               $205,000       Lloyds

K5272                           12/31/50 to 12/31/51          $500,000               $505,000       Lloyds

K5273                           12/31/50 to 12/31/51        $1,000,000             $1,005,000       Lloyds

K8111                           06/20/51 to 6/30/52            $90,000                $10,000       Lloyds

K10560                          12/31/51 to 12/31/52          $200,000               $100,000       Lloyds

K10561                          12/31/51 to 12/31/52          $300,000               $300,000       Lloyds

K10562                          12/31/51 to 12/31/52          $500,000               $600,000       Lloyds

K10563                          12/31/51 to 12/31/52        $1,000,000             $1,100,000       Lloyds

K10564                          12/31/51 to 12/31/52        $1,000,000             $2,100,000       Lloyds

K12865                          06/30/52 to 06/30/53           $90,000                $10,000       Lloyds

K15520                          12/31/52 to 12/31/53          $200,000               $100,000       Lloyds

K15521                          12/31/52 to 12/31/53          $300,000               $300,000       Lloyds

K15522                          12/31/52 to 12/31/53          $500,000               $600,000       Lloyds

K15523                          12/31/52 to 12/31/53        $1,000,000             $1,100,000       Lloyds



                           Schedule 2.2 (Appendix B)-4

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
K15524                          12/31/52 to 12/31/53        $1,000,000             $1,100,000       Lloyds

K19751                          06/30/53 to 06/30/54           $90,000                $10,000       Lloyds

K21940                          12/31/53 to 12/31/54          $200,000               $100,000       Lloyds

K21941                          12/31/53 to 12/31/54          $300,000               $300,000       Lloyds

K21942                          12/31/53 to 12/31/54          $500,000               $600,000       Lloyds

K21943                          12/31/53 to 12/31/54        $1,000,000             $1,100,000       Lloyds

K21944                          12/31/53 to 12/31/54        $1,000,000             $2,100,000       Lloyds

K21945                          12/31/53 to 12/31/54        $1,000,000             $3,100,000       Lloyds

K21946                          12/31/53 to 12/31/54        $1,000,000             $4,100,000       Lloyds

K25300                          06/30/54 to 08/31/55        $1,000,000             $4,010,000       Lloyds

K28230                          12/31/54 to 12/31/55          $200,000               $100,000       Lloyds

K28231                          12/31/54 to 12/31/55          $300,000               $300,000       Lloyds

K28232                          12/31/54 to 12/31/55          $500,000               $600,000       Lloyds

K28233                          12/31/54 to 12/31/55        $1,000,000             $1,100,000       Lloyds

K28234                          12/31/54 to 12/31/55        $1,000,000             $2,100,000       Lloyds

K28235                          12/31/54 to 12/31/55        $1,000,000             $3,100,000       Lloyds

K28236                          12/31/54 to 12/31/55        $1,000,000             $4,100,000       Lloyds

100341 (renewal of K25300)      08/31/55 to 06/30/56           $90,000                $10,000       Lloyds



                           Schedule 2.2 (Appendix B)-5

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
K34550                          12/31/55 to 12/31/56          $200,000               $100,000       Lloyds

K34551                          12/31/55 to 12/31/56          $300,000               $300,000       Lloyds

K34552                          12/31/55 to 12/31/56          $500,000               $600,000       Lloyds

K34553                          12/31/55 to 12/31/56        $1,000,000             $1,100,000       Lloyds

K34554                          12/31/55 to 12/31/56        $1,000,000             $2,100,000       Lloyds

K34555                          12/31/55 to 12/31/56        $1,000,000             $3,100,000       Lloyds

K34556                          12/31/55 to 12/31/56        $1,000,000             $4,100,000       Lloyds

K38616                          06/30/56 to 06/30/57           $90,000                $10,000       Lloyds

104205                          10/10/56 to 12/31/56           $50,000                $50,000       Lloyds

K41170                          12/31/56 to 12/31/57          $200,000                $50,000       Lloyds

K41171                          12/31/56 to 12/31/57          $300,000               $250,000       Lloyds

K41172                          12/31/56 to 12/31/57          $500,000               $550,000       Lloyds

K41173                          12/31/56 to 12/31/57        $1,000,000             $1,050,000       Lloyds

K41174                          12/31/56 to 12/31/57        $1,000,000             $2,050,000       Lloyds

K41175                          12/31/56 to 12/31/57        $1,000,000             $3,050,000       Lloyds

K41176                          12/31/56 to 12/31/57        $1,000,000             $4,050,000       Lloyds

K41177                          12/31/56 to 12/31/57        $5,000,000             $5,050,000       Lloyds

LIA 1047                        12/31/56 to 12/31/57       $10,000,000               $500,000       Lloyds

L828-229                        01/11/57 to 01/11/58           $50,000                Unknown       Lloyds



                           Schedule 2.2 (Appendix B)-6

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
K44806                          06/30/57 to 06/30/58           $40,000                $10,000       Lloyds

K47070                          12/31/57 to 12/31/58          $200,000                $50,000       Lloyds

K47071                          12/31/57 to 12/31/58          $300,000               $250,000       Lloyds

K47072                          12/31/57 to 12/31/58        $1,500,000               $550,000       Lloyds

K47073                          12/31/57 to 12/31/58        $2,000,000             $2,050,000       Lloyds

K47074                          12/31/57 to 12/31/58        $1,000,000             $4,050,000       Lloyds

K47075                          12/31/57 to 12/31/58        $5,000,000             $5,050,000       Lloyds

L829-125                        01/11/58 to 01/11/59           $50,000                Unknown       Northern Assurance Company

K49517                          01/07/58 to 01/07/61          $500,000                Unknown       Lloyds

K53120                          12/31/58 to 12/31/59          $200,000                $50,000       Lloyds

K53121                          12/31/58 to 12/31/59          $300,000               $250,000       Lloyds

K53122                          12/31/58 to 12/31/59        $1,500,000               $550,000       Lloyds

K53123                          12/31/58 to 12/31/59        $2,000,000             $2,050,000       Lloyds

K53124                          12/31/58 to 12/31/59        $1,000,000             $4,050,000       Lloyds

K53125                          12/31/58 to 12/31/59        $5,000,000             $5,050,000       Lloyds

K51040                          06/30/58 to 06/30/59           $40,000                $10,000       Lloyds

56816                           06/30/59 to 06/30/60           $40,000                $10,000       Lloyds

K58961                          12/31/59 to 12/31/60          $200,000                $50,000       Lloyds



                           Schedule 2.2 (Appendix B)-7

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
K58962                          12/31/59 to 12/31/60          $300,000               $250,000       Lloyds

K58963                          12/31/59 to 12/31/60        $1,500,000               $550,000       Lloyds

K58964                          12/31/59 to 12/31/60        $2,000,000             $2,050,000       Lloyds

K58965                          12/31/59 to 12/31/60        $1,000,000             $4,050,000       Lloyds

K58966                          12/31/59 to 12/31/60        $5,000,000             $5,050,000       Lloyds

K65070                          12/31/60 to 12/31/61          $200,000                $50,000       Lloyds

K65071                          12/31/60 to 12/31/61          $300,000               $250,000       Lloyds

K65072                          12/31/60 to 12/31/61        $1,500,000               $550,000       Lloyds

K65073                          12/31/60 to 12/31/61        $2,000,000             $2,050,000       Lloyds

K65074                          12/31/60 to 12/31/61        $1,000,000             $4,050,000       Lloyds

K65075                          12/31/60 to 12/31/61        $5,000,000             $5,050,000       Lloyds

K70600                          31/01/62 to 12/31/62          $200,000                $50,000       Lloyds

K70601                          12/31/61 to 12/31/62          $300,000               $210,000       Lloyds

K70602                          12/31/61 to 12/31/62        $1,500,000               $510,000       Lloyds

K70603                          12/31/61 to 12/31/62        $3,000,000             $2,010,000       Lloyds

K70604                          12/31/61 to 12/31/62        $5,000,000             $5,010,000       Lloyds

K75420                          12/31/62 to 12/31/63          $200,000                $10,000       Lloyds

Unknown                         12/31/62 to 12/31/63          $300,000               $210,000       Lloyds

K75421                          12/31/62 to 12/31/63        $1,500,000               $510,000       Lloyds



                           Schedule 2.2 (Appendix B)-8

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
K75422                          12/31/62 to 12/31/63        $3,000,000             $2,010,000       Lloyds

K75423                          12/31/62 to 12/31/63        $5,000,000             $5,010,000       Lloyds

K75424                          12/31/62 to 12/31/63        $5,000,000            $10,010,000       Lloyds

K77900                          12/31/63 to 12/31/64        $1,000,000                $10,000       Lloyds

CU3020                          12/31/63 to 12/31/64        $4,000,000             $1,010,000       Lloyds

CU3021                          12/31/63 to 12/31/64       $15,000,000             $5,010,000       Lloyds

EDR 1680                        01/11/64 to 01/11/67           $50,000                     $0       Lloyds

RD 9910444                      01/01/64 to 01/01/67        $4,000,000                $50,000       Continental Casualty (CNA)
                                                                                                    Attn:  Janet Owens
                                                                                                    1 Continental Drive
                                                                                                    Cranbury, NJ  08570

M7552-0002                      01/01/64 to 01/01/67        $3,000,000             $4,050,000       American Reinsurance Company

X-3334                          01/01/64 to 01/01/67        $3,000,000             $4,050,000       General Reinsurance Company

LIA L-194 (K15700)              12/31/66 to 12/31/69        $1,000,000             Underlying       Lloyds

LIA L-195 (CU7202)              12/31/66 to 12/31/69        $4,000,000             $1,000,000       Lloyds

LIA L-196 (CU7203)              12/31/66 to 1/3/70         $10,000,000             $5,000,000       Lloyds

39519                           01/03/66 to 01/03/69        $5,000,000            $10,050,000       Lloyds

EDR 1772                        01/11/67 to 01/11/70           $50,000                   $250       Lloyds

LIA L-1052 (K22700)             12/31/69 to 12/31/72        $1,000,000                $50,000       Lloyds


                           Schedule 2.2 (Appendix B)-9

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
LIA C1053 (CX2900)              12/31/69 to 12/31/72        $4,000,000             $1,050,000       Lloyds

LIA C1054 (CU7203) (CU2901)     12/31/69 to 12/31/72       $10,000,000             $5,050,000       Lloyds

HEC-4356688                     12/31/72 to 12/31/75       $10,000,000                $50,000       The Home Insurance Co.

B7904                           12/31/72 to 12/31/75       $15,000,000            $10,050,000       Lloyds

M76685                          01/01/73 to 01/01/76        $5,000,000             $10,050,000      Mission Ins. Co.

030                             03/03/76 to 03/03/81        $1,000,000               $100,000       Gas, Ltd.
                                                                                                    P.O. Box 1031
                                                                                                    Jersey City, NJ  07302

UGL1330                         12/31/75 to 12/31/76        $1,000,000               $260,000       Lloyds

UGL1331                         12/31/75 to 12/31/76        $1,500,000             $1,000,000       Lloyds

UGL1332                         12/31/75 to 12/31/76        $2,500,000             $2,500,000       Lloyds

UGL1333                         12/31/75 to 12/31/76       $15,000,000             $5,000,000       Lloyds

M831489                         01/01/76 to 12/31/76        $5,000,000            $10,050,000       Mission National Insurance
                                                                                                    P. O. Box 60004
                                                                                                    Los Angeles, CA  90060

TB8424 (L&C1412)                03/03/76 to 12/31/78        $9,000,000             $1,100,000       Lloyds

UGL1331                         12/31/76 to 12/31/77        $1,500,000             $1,100,000       Lloyds

UGL1332                         12/31/76 to 12/31/77        $2,500,000             $2,500,000       Lloyds

UGL1333                         12/31/76 to 12/31/77       $15,000,000             $5,000,000       Lloyds



                           Schedule 2.2 (Appendix B)-10

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
M834020                         12/31/76 to 12/31/77        $5,000,000            $10,100,000       Mission

UGL1331                         12/31/77 to 12/31/78        $1,500,000             $1,000,000       Lloyds

UGL1332                         12/31/77 to 12/31/78        $2,500,000             $2,500,000       Lloyds

UGL1333                         12/31/77 to 12/31/78       $15,000,000             $5,000,000       Lloyds

M839436                         12/31/77 to 12/31/78        $5,000,000            $10,100,000       Mission

M848202                         12/31/78 to 03/03/80        $5,000,000            $10,500,000       Mission

H86090                          03/03/80 to 03/03/81       $15,000,000            $10,500,000       Mr. Terry C. Allen
                                                                                                    Holland America Insurance
                                                                                                    Craft Fridkin & Rhyne
                                                                                                    310 Monroe
                                                                                                    Jefferson City, MO  65102

030A                            03/03/81 to 03/03/82       $10,000,000               $500,000       AEGIS
                                                                                                    Harborside Financial Center
                                                                                                    700 Plaza Two
                                                                                                    Jersey City, NJ  07311-3994

H89897                          03/03/81 to 03/03/82       $15,000,000            $10,500,000       Holland America

TXX111318                       03/03/82 to 03/03/83        $9,500,000               $500,000       Excess Claim Handling
                                                                                                    Office (Echo)
                                                                                                    Twin City Fire
                                                                                                    P. O. Box 1827
                                                                                                    Avon, Ct  06001

H92678                          03/03/82 to 03/03/83       $15,000,000            $10,500,000       Holland America



                           Schedule 2.2 (Appendix B)-11

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
TXX111322                       03/03/83 to 03/03/84        $9,500,000               $500,000       Twin City Fire

H95354                          03/03/83 to 03/03/84       $15,000,000            $10,000,000       Holland America

TXX111323                       03/03/83 to 03/03/84        $2,500,000            $25,000,000       Twin City Fire

CNU5006618                      03/03/84 to 03/03/85        $1,000,000               $500,000       Central National Insurance
                                                                                                    105 South 17th Street
                                                                                                    Omaha, NE  68102

MNO31725                        03/03/84 to 03/03/85        $4,000,000             $1,500,000       Mission

XL208112                        03/03/84 to 03/03/85        $5,000,000             $5,500,000       Integrity Insurance Co
                                                                                                    Mack Centre Drive
                                                                                                    Paramus, NJ  07652

41252                           03/03/84 to 09/01/85       $10,000,000            $10,500,000       Highlands Insurance Company
                                                                                                    10370 Richmond Avenue
                                                                                                    Houston, TX  77042-4123

9605686                         03/03/84 to 09/01/85        $5,000,000            $10,500,000       National Union Fire Insurance
                                                                                                    70 Pine Street - 18th Floor
                                                                                                    New York, NY  10270

327CNJ                          09/01/85 to 09/01/86       $20,000,000             $2,000,000       AEGIS

XL327A86                        09/01/86 to 09/01/87       $20,000,000             $2,000,000       AEGIS

XL327A87                        09/01/87 to 09/01/88       $20,000,000             $2,000,000       AEGIS



                           Schedule 2.2 (Appendix B)-12

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
XL0327A88                       09/01/88 to 09/01/89       $25,000,000             $2,000,000       AEGIS

5567242                         09/01/88 to 09/01/89       $10,000,000            $27,000,000       Lexington Insurance Company
                                                                                                    200 State Street
                                                                                                    Boston, MA  02109

X0030A1A89                      09/01/89 to 09/09/90       $35,000,000             $2,000,000       AEGIS

X0030A1A90                      09/01/90 to 09/09/91       $35,000,000             $2,000,000       AEGIS

X0030A1A91                      09/01/91 to 09/09/92       $35,000,000             $2,000,000       AEGIS

X0030A1A92                      09/01/92 to 09/09/93       $35,000,000             $2,000,000       AEGIS

X0030A1A93                      09/01/93 to 09/01/94       $35,000,000             $2,000,000       AEGIS

X0030A1A94                      09/01/94 to 09/01/95       $35,000,000             $2,000,000       AEGIS

X0030A1A95                      09/01/95 to 09/01/96       $35,000,000             $2,000,000       AEGIS

CLM310-20-03                    09/01/95 to 09/01/96       $10,000,000            $35,000,000       National Union Fire Insurance
                                                                                                    Co of Pitt, PA

X0030A1A96                      09/01/96 to 06/01/97       $35,000,000             $2,000,000       AEGIS

CLM310-20-14                    09/01/96 to 06/01/97       $10,000,000            $35,000,000       National Union Fire Insurance
                                                                                                    Co of Pitt, PA

BE309-92-93                     06/01/97 to 09/01/98       $50,000,000             $2,000,000       National Union Fire Insurance
                                                                                                    Co of Pitt, PA


                           Schedule 2.2 (Appendix B)-13

          POLICY                      POLICY
          NUMBER                      PERIOD              POLICY LIMITS         IN EXCESS OF                INSURER
          ------                      ------              -------------         ------------                -------
BE9329643                       09/01/98 to 09/01/99       $50,000,000             $2,000,000       National Union Fire Insurance
                                                                                                    Co of Pitt, PA

BE9329674                       09/01/99 to 12/31/01       $50,000,000             $2,000,000       National Union Fire Insurance
                                                                                                    Co of Pitt, PA

BE1392839                       12/31/01 to 12/31/02       $25,000,000             $2,000,000       National Union Fire Insurance
                                                                                                    Co of Pitt, PA

8121-98080E SEA                 02/15/02 to 02/15/08       $10,000,000                              Federal Insurance Company
                                                                                                    (Chubb)

279-50-03                       02/15/02 to 02/15/08       $25,000,000                              National Union Fire Insurance
                                                                                                    Company of Pittsburgh, PA (AIG)

D0030A1A99                      02/15/02 to 02/15/08       $35,000,000                              Associated Electric & Gas
                                                                                                    Insurance Services
                                                                                                    Limited (AEGIS)

NDA0155398-99H                  02/15/02 to 02/15/08       $15,000,000            $35,000,000       Twin City Fire Insurance
                                                                                                     Company
                                                                                                    (Hartford)

8141-60-17B                     02/15/02 to 02/15/08       $25,000,000            $50,000,000       Federal Insurance Company
                                                                                                    (Chubb)

213-97-97                       02/15/02 to 02/15/08       $25,000,000            $75,000,000       National Union Fire Insurance
                                                                                                    Company of Pittsburgh, PA (AIG)

D-626A100                       06/01/00 to 06/01/03       $35,000,000                              Associated Electric & Gas
                                                                                                    Insurance Services
                                                                                                    Limited (AEGIS)

900588-00DO                     06/01/00 to 06/01/03       $25,000,000                              Energy Insurance Mutual Limited



                           Schedule 2.2 (Appendix B)-14

                                  Schedule 2.4

                              EXCLUDED LIABILITIES
                              --------------------

1. All liabilities and obligations relating to the Excluded Assets, including, but not limited to, Environmental Liabilities relating thereto.

2. All liabilities and obligations under the following written notices of PRP liability under Environmental Laws: (a) PRP notice issued by US EPA relating to the Milltown Dam issued September 27, 1985; and (b) PRP notice issued by US EPA in 1991 relating to the Butte Priority Soil Operable Unit Superfund Site.

3. All liabilities and obligations relating to claims, causes of action, judgments and settlements relating to the following matters (collectively, the "Excluded Litigation"):

        a. Baker Revocable Trust v. MPC, et al. - (D. MT. Billings Div.) filed December 7, 2000.

        b. Peterson Investments, Inc., et al. v. MPC, DV-01-55 (20th Judicial Dist., Lake Cty., MT) filed but not served.

        c. Single Moms, Inc. v. Montana Power Company, NorthWestern, et al., 2:2001cv00046 (D. MT) filed 5/31/2001.

        d. Buckingham and Moran v. Touch America Holdings, Inc. et al., (D. MT).

4. All liabilities and obligations as a result of third party claims, causes of action, judgments or settlements arising out of, resulting from or in connection with the Excluded Litigation, including, without limitation, any officer and director indemnification claims.

5. Any and all liabilities and obligations to those officers and directors who were officers and directors of The Montana Power Company or Transferor (then known as The Montana Power, LLC) on or prior to February 13, 2002, but who are no longer officers or directors of Transferor.

                                 Schedule 2.4-1

                                                                       EXHIBIT A
                                                                       ---------

                         BILL OF TRANSFER AND ASSIGNMENT

        THIS BILL OF TRANSFER AND ASSIGNMENT ("Bill of Transfer and Assignment") is executed and delivered as of this 15th day of November 2002, by and between NORTHWESTERN ENERGY, L.L.C, a Montana limited liability company ("Transferor") and NORTHWESTERN CORPORATION, a Delaware corporation ("Transferee").

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, pursuant to that certain Asset and Stock Transfer Agreement dated as of November 15, 2002 by and between Transferor and Transferee (the "Transfer Agreement"), Transferor has agreed to transfer and assign to Transferee substantially all of the assets and properties of Transferor; and

        WHEREAS, the parties now desire to carry out the intent and purpose of the Transfer Agreement by Transferor's execution and delivery to Transferee of this Bill of Transfer and Assignment, in addition to such other instruments as Transferee shall have otherwise received or may hereafter request in accordance with the terms hereof and the Transfer Agreement, evidencing the vesting in Transferee of the assets and properties of Transferor hereafter described;

        NOW, THEREFORE, for and in consideration of the premises and the consideration provided in the Transfer Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor hereby conveys, grants, bargains, sells, transfers, sets over, delivers and assigns unto Transferee, its successors and assigns forever, all of Transferor's right, title and interest in and to all the assets and properties of Transferor, of any nature and description, tangible and intangible, whether or not reflected on the books of Transferor, except for the Excluded Assets (the "Transferred Assets"). The transfer of the Transferred Assets hereunder is, to the extent applicable, expressly made subject to that certain Mortgage and Deed of Trust, dated as of October 1, 1945, from Transferor (as successor to MPC) to the Bank of New York (successor Corporate Trustee) and Douglas J. MacInnes (successor Co-trustee), as Trustees, as supplemented and amended (the "First Mortgage"), and upon such terms as fully to preserve and in no respect impair the lien or security of the First Mortgage.

        TO HAVE AND TO HOLD all the Transferred Assets unto Transferee for its own use and behoof forever.

        1. Capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Transfer Agreement.

        2. Notwithstanding anything herein to the contrary, Transferor is not transferring to Transferee, and the Transferred Assets shall not include, the Excluded Assets.


                                  Exhibit A-1

        3. Transferor hereby constitutes and appoints Transferee as Transferor's true and lawful attorney and attorneys, with full power of substitution, in Transferor's name and stead, by, on behalf of, and for the benefit of Transferor, to demand and receive any and all of the rights, titles, interests, assets and properties transferred hereunder and to give receipts and releases for and in respect of the same, and any part thereof, and from time to time to institute and prosecute in Transferor's name or otherwise, at the expense and for the benefit of Transferee, any and all proceedings at law, in equity or otherwise, which Transferee, may deem proper for the collection or reduction to possession of any of the Transferred Assets or for the collection and enforcement of any claim or right of any kind hereby sold, conveyed, transferred, assigned and delivered, or intended so to be, and to do all acts and things in relation to the Transferred Assets which Transferee shall deem desirable. Transferor hereby declares that the foregoing powers are coupled with an interest and are and shall be irrevocable by Transferor in any manner or for any reason whatsoever.

        4. Transferor shall do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, assumptions, conveyances, powers of attorney, receipts, acknowledgements, acceptances, assurances and other documents as may be necessary or convenient to procure for Transferee, and its successors and assigns, for aiding and assisting in collecting and reducing to possession, or for vesting and perfecting in Transferee title to, any and all of the Transferred Assets, as Transferee shall reasonably require.

        5. If there are restrictions (the "Restrictions") on the transfer of any of the Transferred Assets (other than Transferred Assets constituting insurance policies and rights to coverage under insurance policies now or at any time obtained by Transferor or any of its predecessor entities ("Insurance Coverage")), including without limitation those consisting of any required consents, approvals or other actions of or by third parties or governmental entities, which must be satisfied, removed, obtained or waived in advance of transfer and which have not been satisfied, removed, obtained or waived as of the date hereof (such property, excluding Insurance Coverage, being the "Restricted Property"), then notwithstanding any other provision in this Bill of Transfer and Assignment, no right, title or interest in the Restricted Property shall be transferred by this Bill of Transfer and Assignment and the Restricted Property shall be subject to the Master Back-to-Back Agreement between Transferor and Transferee dated as of the date hereof. When and if the Restrictions with respect to any portion of the Restricted Property are satisfied, removed, obtained, waived or no longer apply, the transfer of such portion of the Restricted Property shall automatically become effective, as of the date hereof to the extent permitted by law and any applicable contractual provisions, and without further action of either party hereto. The provisions of this Section 5 shall not apply to or limit the transfer of Insurance Coverage, the transfer of which is intended to be effective immediately.

        6. This Bill of Transfer and Assignment shall be binding upon Transferor and Transferee, and their respective successors and assigns.


                                  Exhibit A-2

        7. This Bill of Transfer and Assignment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, determined without reference to principles of conflicts of laws.

        8. This Bill of Transfer and Assignment is delivered pursuant to and is subject to the Transfer Agreement. In the event of any conflict between the Transfer Agreement and this Bill of Transfer and Assignment, the terms of the Transfer Agreement shall prevail.






               [SIGNATURES TO THIS BILL OF TRANSFER AND ASSIGNMENT
                           ARE ON THE FOLLOWING PAGE]










                                  Exhibit A-3

              [SIGNATURES TO THIS BILL OF TRANSFER AND ASSIGNMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Bill of Transfer and Assignment to be executed by their duly authorized officers and their seals to be affixed, as of the date and year first above written.

                              TRANSFEROR:

                              NORTHWESTERN ENERGY, L.L.C.
[SEAL]
                              ______________________________
                              By:    _______________________
                              Title: _______________________
ATTEST:


Secretary/Assistant Secretary

STATE OF MONTANA             )
                             )ss:
County of Silver Bow      )

        This instrument was acknowledged before me on _________________________, 2002, by ________________________________________________ [Name(s) of Person(s)]
as _________________________________________ [Type  of Authority, e.g., officer, trustee, partner, attorney-in-fact] of NORTHWESTERN ENERGY, L.L.C.

                              _________________________________
                                   [Signature of Notary]


                              _________________________________
                                  [Printed Name of Notary]


Notary Public for the State of Montana,
Residing at _______________________ [City of Residence]
My commission expires: ____________________ 20__


                                  Exhibit A-4

                              TRANSFEREE:

                              NORTHWESTERN CORPORATION
[CORPORATE SEAL]
                              ______________________________
                              By:    _______________________
                              Title: _______________________
ATTEST:


_________________________________
Secretary/Assistant Secretary

STATE OF MONTANA             )
                             )ss:
County of Silver Bow     )

        This instrument was acknowledged before me on _________________________, 2002, by ________________________________________________ [Name(s) of Person(s)]
as _________________________________________ [Type  of Authority, e.g., officer, trustee, partner, attorney-in-fact] of NORTHWESTERN CORPORATION

                              _________________________________
                                   [Signature of Notary]


                              _________________________________
                                  [Printed Name of Notary]


Notary Public for the State of Montana,
Residing at _______________________ [City of Residence]
My commission expires: ____________________ 20__


                                  Exhibit A-5

                                                                       EXHIBIT B
                                                                       ---------

                           MASTER ASSUMPTION AGREEMENT

        THIS MASTER ASSUMPTION AGREEMENT is executed and delivered as of this 15th day of November, 2002, by and between NORTHWESTERN ENERGY, L.L.C., a Montana limited liability company ("Transferor") and NORTHWESTERN CORPORATION, a Delaware corporation ("Transferee").


                              W I T N E S S E T H :
                              - - - - - - - - - -

        WHEREAS, Transferor and Transferee entered into that certain Asset and Stock Transfer Agreement dated as of November 15, 2002 (the "Transfer Agreement"), providing for the transfer and assignment of substantially all of the assets and properties of Transferor to Transferee; and

        WHEREAS, all of the instruments, documents and agreements required to be executed and delivered in order to consummate the transactions provided in the Transfer Agreement are being executed and delivered by and to the respective parties to the Transfer Agreement concurrently herewith:

        NOW, THEREFORE, in consideration of the premises and the transfer by Transferor concurrently herewith of substantially all of the assets and properties of Transferor in accordance with and pursuant to the Transfer Agreement, Transferee hereby agrees as follows:

        1. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Transfer Agreement.

        2. Transferee hereby assumes and agrees to pay, perform and discharge the Assumed Liabilities, as and when the same become due or are required to be performed or discharged and to perform and observe each of the terms, covenants, conditions and provisions of the Assumed Liabilities to be performed or observed by Transferor when and as the same are required to be performed or observed.

        3. Transferee further covenants and agrees with Transferor that Transferee will do, execute and deliver, or will cause to be done, executed and delivered, all such further instruments, documents, agreements and assurances as may be requested by Transferor, or which may be necessary or desirable, in order to evidence and provide for the specific assumption by Transferee of any one or more or all of the Assumed Liabilities.


                                  Exhibit B-1

        4. This Master Assumption Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, determined without reference to principles of conflicts of laws.
















                 [SIGNATURES TO THIS MASTER ASSUMPTION AGREEMENT
                           ARE ON THE FOLLOWING PAGE]













                                  Exhibit B-2

                [SIGNATURES TO THIS MASTER ASSUMPTION AGREEMENT]

        IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  this  Master
Assumption Agreement to be duly executed by their duly authorized officers, and their seals to be affixed hereto, as of the date first above written.

                                    TRANSFEROR:

                                    NORTHWESTERN ENERGY, L.L.C.
[SEAL]
                                    __________________________________
                                    By:    ___________________________
                                    Title: ___________________________
ATTEST:


_____________________________________
Secretary/Assistant Secretary

Signed, sealed and delivered before the
undersigned this 15th day of November, 2002.

_____________________________________
Notary Public
My Commission Expires:_______________

                                     TRANSFEREE:

                                     NORTHWESTERN CORPORATION
[CORPORATE SEAL]

                                    __________________________________
                                    By:    ___________________________
                                    Title: ___________________________
ATTEST:


_____________________________________
Secretary/Assistant Secretary

Signed, sealed and delivered before the
undersigned this 15th day of November, 2002.

_____________________________________
Notary Public
My Commission Expires:_______________



                                  Exhibit B-3

                                                                       EXHIBIT C
                                                                       ---------

                          MASTER BACK-TO-BACK AGREEMENT


        THIS MASTER BACK-TO-BACK AGREEMENT (this "Agreement") is made and entered into as of the 15th day of November, 2002, by and between NORTHWESTERN ENERGY, L.L.C., a Montana limited liability company ("Transferor") and NORTHWESTERN CORPORATION, a Delaware corporation ("Transferee"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Transfer Agreement (hereinafter defined).

                              W I T N E S S E T H:
                              - - - - - - - - - -

        WHEREAS, pursuant to that certain Asset and Stock Transfer Agreement dated as of November 15, 2002, by and between Transferor and Transferee (the "Transfer Agreement"), Transferor has agreed to transfer and assign the Transferred Assets to Transferee;
        WHEREAS, it is a condition precedent to the consummation of the transactions contemplated by the Transfer Agreement, that the Transferor and Transferee enter into this Agreement which addresses (i) those rights and obligations under contracts, leases, agreements, understandings, property interests or other interests included in the Transferred Assets and Assumed Liabilities, the transfer or assumption of which requires the consent, approval or other action of a party or parties thereto other than Transferor or Transferee or requires the satisfaction, removal or waiver of other restrictions on transfer which consent, approval or other action has not been duly obtained or which restrictions have not been duly satisfied, removed or waived at the time of the Closing ("Pending Contract" or "Pending Contracts") and (ii) those Permits comprising the Transferred Assets that are not issued in the name of Transferee or the transfer of which requires the consent, approval or other action of or by a Governmental or Regulatory Authority which has not been duly obtained or accomplished at the time of the Closing ("Pending Permit" or "Pending Permits");

        WHEREAS,   the  parties  desire  to  set  forth  their   agreements  and
understandings with respect to the Pending Contracts and the Pending Permits from and after the Closing;

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1. PENDING CONTRACTS. With respect to each Pending Contract, from and after the date hereof:

        1.1 Transferor and Transferee agree to take and shall be deemed to have taken such actions (including execution of documents), at Transferee's expense, as may be requested by


                                  Exhibit C-1

Transferee or which may be appropriate, in order to place Transferee, insofar as is reasonably practicable and not prohibited by such Pending Contract, in the same position as if such Pending Contract had been transferred to Transferee as contemplated by the Transfer Agreement and so that all the benefits and burdens relating thereto, including possession, use, risk of loss, potential for gain or loss, dominion and control, shall inure to Transferee.

        1.2 If such Pending Contract provides for Transferor to furnish any goods, services, property or right of possession or use of property or other performance to the counterparty under such Pending Contract (the "Counterparty"), then Transferee agrees to furnish such goods, services, property or right of possession or use of property or other performance in accordance with the terms and conditions of such Pending Contract, to Counterparty, directly in the name, place and stead of Transferor or to the extent necessary, indirectly through Transferor, in compliance with such Pending Contract.

        1.3 If such Pending Contract provides for Transferor to receive any goods, services, property or right of possession or use of property or other performance from the Counterparty under such Pending Contract, then Transferor will furnish, or cause the Counterparty to furnish, such goods, services, property or right of use or possession of property or other performance to Transferee, directly in the name, place and stead of Transferor or, to the extent necessary, indirectly through Transferor, in compliance with such Pending Contract.

        1.4 If such Pending Contract provides for Transferor to make any payments to the Counterparty thereunder, Transferee will make all such payments, punctually and in the full amount due, in accordance with the terms of such Pending Contract and in compliance therewith.

        1.5 If Transferor receives any payments under any Pending Contract, Transferor shall pay over to Transferee the amount received, immediately upon receipt thereof and in the same form as received by Transferor.

2. PENDING PERMITS. From and after the Closing and in compliance with and to the extent permitted by all applicable Laws, with respect to each Pending Permit, pending the completion of the transfer of such Pending Permit to Transferee in accordance with the terms of the Transfer Agreement or pending the issuance of a replacement Permit in the name of Transferee, Transferor and Transferee agree to take and shall be deemed to have taken such actions (including execution of documents), at Transferee's expense, as may be requested by Transferee or which may be appropriate, in order to place Transferee insofar as is reasonably practicable, in the same position as if the Pending Permit had been transferred to Transferee or issued in the name of Transferee, and so that all the benefits and burdens relating thereto shall inure to Transferee, and Transferee agrees to assume and comply with all of the terms and conditions of such Pending Permits. Without limiting the generality of the foregoing, and in compliance with and to the extent permitted by all applicable Laws, Transferor shall continue to be responsible to the Governmental and Regulatory Authorities as the permitee under the relevant Permits and the Transferee agrees to conduct the day-to-day activities and operations of


                                  Exhibit C-2
the Transferred Assets on behalf of the Transferor until the Pending Permits have been transferred to Transferee or replacement Permits have been issued in the name of Transferee. Until such time, the parties intend that Transferee's conduct of day-to-day activities not trigger "operator" status under any applicable Environmental Law, the Transferor shall remain subject to the obligations and responsibilities associated with the Permits, and Transferee shall conduct the day-to-day activities on behalf of the Transferor in compliance with Environmental Laws.

3. REGULATORY AND OTHER APPROVALS. Transferor and Transferee agree to comply with Sections 5.1 and 6.1 of the Transfer Agreement until all Pending Contracts and all Pending Permits have been transferred to Transferee or replacements have been issued in the name of Transferee.

4. MISCELLANEOUS.

        4.1 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

        4.2 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.

        4.3 Governing Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to principle of conflicts of law.

        4.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns.

        4.5 Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.


                                  Exhibit C-3

        4.6 Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

        4.7 Headings. The headings of particular provisions of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.

        4.8 Number and Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

        4.9 Time of Performance. Time is of the essence in this performance of this Agreement.

        4.10 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.


                [SIGNATURES TO THIS MASTER BACK-TO-BACK AGREEMENT
                           ARE ON THE FOLLOWING PAGE]


                                  Exhibit C-4

               [SIGNATURES TO THIS MASTER BACK-TO-BACK AGREEMENT]


        IN WITNESS WHEREOF, the parties have executed this Master Back-to-Back Agreement as of the day and year first above written.

                           TRANSFEROR:

                           NORTHWESTERN ENERGY, L.L.C.


                           By: ___________________________________
                               Name:  ____________________________
                               Title: ____________________________

                           TRANSFEREE:

                           NORTHWESTERN CORPORATION


                           By: ___________________________________
                               Name:  ____________________________
                               Title: ____________________________


                                  Exhibit C-5

                                                                       EXHIBIT D
                                                                       ---------

                MAINTENANCE AND OPERATING COSTS SUPPORT AGREEMENT

        THIS MAINTENANCE AND OPERATING COSTS SUPPORT AGREEMENT (this "Agreement") is made as the 15th day of November, 2002, between NORTHWESTERN CORPORATION, a Delaware corporation ("Parent"), and NORTHWESTERN ENERGY, L.L.C., a Montana limited liability company ("Subsidiary").

        WHEREAS, on January 31, 2002, the Montana Public Service Commission issued its Order No. 6353c in Docket No. D 2001.1.5 pursuant to which, among other things, it approved the acquisition by Parent of the utility business of The Montana Power Company (the predecessor in interest to Subsidiary) and the continued operation of such business "as a subsidiary or division" of Parent;

        WHEREAS, on February 15, 2002, Parent acquired and continues to own 100% of the membership interests of Subsidiary;

        WHEREAS, pursuant to the Asset and Stock Transfer Agreement, dated as of November 15, 2002 (the "Transfer Agreement"), between Parent and Subsidiary, the parties propose to consummate a restructuring transaction involving the assignment by Subsidiary to Parent and the assumption by Parent of substantially all of Subsidiary's assets and liabilities (the "Transaction");

        WHEREAS, certain assets of Subsidiary will not be transferred to Parent pursuant to the Transaction, including the hydroelectric generating facility known as the Milltown Dam Assets and associated physical structures more particularly described on Schedule 1 hereto (the "Milltown Dam Assets");

        WHEREAS, Parent and Subsidiary have entered into a Unit Power Purchase Agreement, dated as of September 20, 2002 (the "Power Purchase Agreement"), providing for the sale by Subsidiary to Parent of the power and energy produced by the Milltown Dam Assets, effective upon consummation of the Transaction, and such agreement was accepted for filing by order of the Federal Energy Regulatory Commission pursuant to Section 205 of the Federal Power Act;

        WHEREAS, it is the desire of Parent and Subsidiary that they enter into this Agreement providing for Parent to make available to Subsidiary funds necessary to ensure that Subsidiary will be able to make payment on any of Subsidiary's trade accounts arising in the ordinary course of business and other costs and expenses, all as relating to or arising in connection with the operation and maintenance of the Milltown Dam Assets subsequent to the consummation of the Transaction, taking into account payments due and to become due from Parent under the Power Purchase Agreement.

        NOW, THEREFORE, Subsidiary and Parent agree as follows:


                                  Exhibit D-1

1. Support Obligation. If Subsidiary at any time is unable, after taking into account payments due and to become due from Parent under the Power Purchase Agreement, to make payment on any of its trade accounts arising in the ordinary course of business or to pay any other costs and expenses (other than Environmental Liabilities, as defined in the Transfer Agreement), in each case relating to or arising in connection with the operation and maintenance of the Milltown Dam Assets ("Milltown Operating Expenses"), then Subsidiary will promptly notify Parent of the shortfall and Parent will make available to Subsidiary, before the due date of any such Milltown Operating Expenses, funds sufficient to enable it to pay any such Milltown Operating Expenses in full as they fall due. Subsidiary will use the funds made available to it by Parent solely for the payment when due of such Milltown Operating Expenses. It is understood and agreed that Milltown Operating Expenses shall include any and all amounts payable by Subsidiary to Parent under the Employee Secondment and Administrative Services Agreement of even date between Parent and Subsidiary pursuant to which Parent has agreed to second certain employees to Subsidiary in connection with operating the Milltown Dam Assets.

2. Waiver. Parent hereby waives any failure or delay on the part of the Subsidiary in asserting or enforcing any of its rights or in making any claims or demands hereunder.

3. Not a Guarantee. This Agreement is not, and nothing herein contained and nothing done pursuant hereto by Parent shall be deemed to constitute, a guarantee, direct or indirect, by Parent of any debt, liability or obligation arising out of a borrowing of money or a trade payable, or any other debt, liability or obligation, of any kind or character whatsoever, of Subsidiary.

4. Modification and Amendment. This Agreement may be modified or amended only by the written agreement of Parent and Subsidiary; provided, however, that no such modification or amendment shall have a material adverse effect upon the ability of Subsidiary to meet any of its payment obligations described in Section 1 above.

5. Termination. This Agreement and the obligations of Parent hereunder shall terminate upon the expiration or earlier termination of the Power Purchase Agreement in accordance with its terms.

6. Bankruptcy, Liquidation or Moratorium. Any rights and obligations which either of the parties has under this Agreement will remain valid and binding notwithstanding any bankruptcy, insolvency or liquidation of, or moratorium involving, Subsidiary.

7. Successors and Assigns. The agreements herein set forth shall be mutually binding upon, and inure to the mutual benefit of, Parent and Subsidiary and their respective successors. Neither this Agreement nor the rights or duties of any party hereto may be assigned without the prior written consent of the other party hereto.

8. Governing Law. This Agreement shall be governed by the internal laws of the State of New York, determined without reference to principles of conflicts of laws.


                                  Exhibit D-2

                  [SIGNATURES TO THIS MAINTENANCE AND OPERATING
               COSTS SUPPORT AGREEMENT ARE ON THE FOLLOWING PAGE]


















                                  Exhibit D-3

                  [SIGNATURES TO THIS MAINTENANCE AND OPERATING
                            COSTS SUPPORT AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Maintenance and Operating Costs Support Agreement to be executed and delivered as of the day and year first above written.


                           NORTHWESTERN CORPORATION


                           By: ___________________________________
                               Name:  ____________________________
                               Title: ____________________________


                           NORTHWESTERN ENERGY, L.L.C.


                           By: ___________________________________
                               Name:  ____________________________
                               Title: ____________________________


                                  Exhibit D-4

                                                                      SCHEDULE 1
                                                   (TO MAINTENANCE AND OPERATING
                                                        COSTS SUPPORT AGREEMENT)

                               MILLTOWN DAM ASSETS

        All of Subsidiary's right, title and interest in and to all of the assets and properties included within, or related or appertenant to (i) the Milltown Dam Project (the "Milltown Dam Project") as described in that certain application filed by The Montana Power Company on August 30, 1965, as amended on April 8, 1968, for a license under Section 4(e) of the Federal Power Act for constructed Project No. 2543 known as the Milltown Project (the "Application");
(ii) the Disposal Area Number 1; and (iii) the Milltown Rehabilitation Upland Disposal Area, including without limitation the following:

1. All lands and interests in lands (i) constituting the Milltown Dam Project area and enclosed by the project boundary, the limits of which are otherwise defined, the use and occupancy of which are necessary for the purposes of the Milltown Dam Project; such Milltown Dam Project area and project boundary being shown and described by Exhibits J and K: Sheet 1, FPC No. 2543-8 - showing location of project works and project boundary - which exhibits are attached to the Application; (ii) the Disposal Area Number 1, which is located on a bluff on the west side of the Milltown Dam reservoir, just south of the Bonner Tunnel (an abandoned railway tunnel), where The Montana Power Company deposited sediment removed from upstream of the Milltown Dam spillway in connection with repairs to the spillway made in 1986 and 1987; (iii) the Milltown Rehabilitation Upland Disposal Area, which is located on the west side of the Milltown Dam reservoir, in the vicinity of the abandoned Chicago, Milwaukee, St. Paul & Pacific Railroad tracks, where The Montana Power Company deposited sediment removed from upstream of the base of the Milltown Dam in connection with repairs to the dam made in 1988 and 1989; and (iv) constituting additional lands or interests in lands related to the Milltown Dam Project as included in the descriptions set forth below. A description of such lands, located in Missoula County, Montana, is, without limiting the generality of the introductory paragraph or the foregoing general description, set forth on Appendix A, attached hereto.

2. Milltown Dam Project works consisting of the following:

        (a) a dam in four sections: a 244-foot concrete abutment wall, a 152-foot concrete gravity section (maximum height about 45 feet), integral with the powerhouse, a 52-foot long concrete sluice gate section containing four steel gates 9 feet by 14 feet and a 216-foot long rock crib spillway beyond the concrete sluice;

        (b) a reservoir with a capacity of approximately 300 acre-feet at maximum pond elevation of about 3,260 feet;

        (c) a brick powerhouse containing five units with a total installed capacity of 3,040 kilowatts;


                            Exhibit D (Schedule 1)-1

        (d) 2.3 kv bus at the plant; and

        (e) appurtenant facilities; the location, nature and character of which are more specifically shown and described by Exhibit L, Sheet 1, FPC No. 2543-2 (Showing Project plan and elevations), Sheet 2, FPC No. 2543-3 (showing Powerhouse floor plan), Sheet 3 FPC No. 2543-4 (showing Powerhouse section), and Sheet 4, FPC No. 2543-5 (showing abutment wall elevation and sections), and Exhibit M (consisting of two typewritten pages entitled "General Description of Mechanical, Electrical, and Transmission Equipment, Milltown Project"), which exhibits were attached to the Application.

3. All other structures, fixtures, equipment or facilities used or useful in the maintenance and operation of the Milltown Dam Project and located on the Milltown Dam Project area and all riparian or other rights, the use or possession of which is necessary or appropriate in the maintenance or operation of the Milltown Dam Project.

4. The interconnection point (the "Interconnection Point") between the Milltown Dam Project and the Transferred Assets is that point located on the utility pole structure lying north of the Montana Rail Link Railroad right of way, approximately 500 feet north of the Milltown Dam Project, one pole south of the radial line's intersection with Transferor circuit number 61.

5. Except for the transmission line from the Milltown Dam Project powerhouse to the Interconnection Point, the Excluded Assets shall not include any electric or gas transmission or distribution lines or related facilities which are located on the lands described in Section 1 to this Schedule 1.

6. All water rights appurtenant to the Milltown Dam Project including without limitation the following:

        (i)    Water Right Number 76F 30850 00, Ground Water Certificate;
        (ii)   Water Right Number 76F 94407 00, Statement of Claim;
        (iii)  Water Right Number 76M 94404 00, Statement of Claim;
        (iv)   Water Right Number 76M 94405 00, Statement of Claim and
        (v)    Water Right Number 76M 94406 00, Statement of Claim.


                                  Exhibit D (Schedule 1)-2

                                                                      APPENDIX A
                                                                      ----------
                                                                 (TO SCHEDULE 1,
                                                            MILLTOWN DAM ASSETS)

                       MILLTOWN DAM PROJECT REAL PROPERTY
                            MISSOULA COUNTY, MONTANA
                    FEE LANDS, EASEMENTS AND OTHER INTERESTS


A. FEE LANDS

Parcel I
--------

        That certain piece, parcel or tract of land located in Sections 20, 21, 22, 27, 28 and 34, Township 13 North, Range 18 West, M.P.M., Missoula County, Montana, and more particularly described as follows, to-wit:

        Beginning at the Southwest corner of the E1/2SE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., and running thence South to the South line of the NE1/4SE1/4 of said Section 20; thence East along said South line of the NE1/4SE1/4 of said Section 20 and along the North line of SW1/4SW1/4 of Section 21, 820 feet more or less to a point where the North line of the SW1/4SW1/4 of Section 21 intersects the East right-of-way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company; thence along said East line of said Railroad right-of-way, across and through the S1/2SW1/4 of Section 21, NW1/4 and E1/2 of Section 28, 8255 feet, more or less, to the East line of said
        Section 28; thence South along the East line of said Section 28, 500 feet, more or less, to the Southeast corner of said Section 28; thence South along the West line of the NW1/4 of Section 34, 2830 feet, more or less, to the Southwest corner of the NW1/4 of Section 34; thence East along the South line of the NW1/4 of Section 34, 2640 feet, more or less, to the center of said Section 34; thence North along the center line of Section 34, 920 feet; thence North 73(degree) East, 367 feet; thence due East 250 feet; North 31(degree) East, 334 feet, more or less to a point at the high water line on the South bank of the Missoula or Hellgate River; thence Northwesterly along the South bank of said river, and following the high water line of said River, on the West and South banks thereof to the West boundary line of NE1/4 of Section 34; thence North and across said River, and along the North and South center line of said Section 34, to the South line of Section 27; thence Easterly along the South line of said Section 27, 1252 feet; thence North 5(degree)5' West, 370 feet; thence North 23(degree)10' West, 467 feet; thence North 35(degree)25' West, 250 feet; thence North 8(degree)20' West, 223 feet; thence North 27(degree)30' West, 124 feet; thence North 44(degree)30' West, 325 feet; thence North 79(degree)30' West, 138 feet; thence North 30(degree)01' West, 452.9 feet; thence South 53(degree)17' West, 260 feet, more or less, to the center line of Section 27; thence Northerly along the center line of said Section 27, to the South boundary of the Northern Pacific Railway Company right-of-way; thence Northwesterly and along said right-of-way line and across the NW1/4 of
        Section 27, 3260 feet, more or less, to a point, where said right-of-way line intersects the North line of Section 27; thence Westerly along said North line of Section 27 and the North line of Section 28, 3220


                      Exhibit D (Schedule 1 - Appendix A)-1
        feet, more or less, to the Northwest corner of the NE1/4 of Section 28; thence Northerly along the North and South center line of Section 21, 1850 feet, more or less, to the high water line of the North bank of the Missoula River; thence Northwesterly and following the high water line of said River, and along said bank through the NE1/4SW1/4 of Section 21, to the confluence of the Big Blackfoot River therewith; thence Easterly and following the high water line of the said Big Blackfoot River, on the South bank thereof, through the SE1/4NW1/4 of said Section 21 to the North and South center line of said Section 21; thence Northerly and across the said Big Blackfoot River and following the East line of the NW1/4 of Section 21, to the high water line of the North bank of said Big Blackfoot River; thence Westerly and following the course of the high water line on the North bank of the Big Blackfoot River, in all its bends, to a point where said high water line on the North bank aforesaid, intersects the South right-of-way line of the Northern Pacific Railway Company in the NW1/4 of Section 21; thence Westerly and along the said South right-of-way line to the West side line of the E1/2SE1/4NE1/4 of Section 20; thence Southerly along said last mentioned line 875 feet, more or less, to the East and West center line of said
        Section 20, the point of beginning.

        Recording Reference: Book 108 of Deeds at page 583

Parcel II
---------

        A strip  of land 400  feet  wide in the  Northwest  quarter  (NW1/4)  of
        Section 21 and the East half of the Northeast quarter of the Northeast quarter E1/2NE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., its outside boundaries being 200 feet on each side of the center line of the abandoned main track of the Northern Pacific Railway Company as the same was originally located and staked out across said premises (and which said center line is now the center line of the track of the Missoula Street Railway) and extending from the West line of the E1/2NE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., to the high water line of the reservoir located in the SE1/4NW1/4 of said Section 21, Township 13 North, Range 18 West, M.P.M.

        Excepting and reserving therefrom, however, and there is hereby specifically excepted and reserved therefrom a strip of land 80 feet wide, being 40 feet on each side of said center line of the abandoned main track of the Northern Pacific Railway Company as the same was originally located and staked out across the above described premises, and now occupied by the Missoula Street Railway .

        Recording Reference: Book 126 of Deeds at page 472

Parcel III
----------

        A strip of land 80 feet wide in the NW1/4 of Section 21 and the E1/2NE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., being 40 feet on each side of the center line of the main track of the Northern Pacific Railway


                      Exhibit D (Schedule 1 - Appendix A)-2

        Company as the same was originally located and staked out across said premises, and extending from a line drawn at right angles to said center line of the main track at the point of intersection of the original Southwesterly boundary line of the Northern Pacific Railway Company right-of-way with the center line of the new main track of said Railway Company as the same is now constructed; thence over, along and across the NW1/4 said of Section 21 and the E1/2NE1/4NE1/4 of said Section 20.

        Recording Reference: Book 126 of Deeds at page 473

Parcel IV
---------

        All that portion of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company's 150 foot wide right-of-way and wye track right-of-way in the Northwest quarter (NW1/4) and the Northwest quarter of the Northeast quarter (NW1/4NE1/4) of Section 28 and the Southwest quarter (SW1/4) of Section 21, the East half of the East half of the Southeast quarter (E1/2E1/2SE1/4) and the East half of the Southeast quarter of the Northeast quarter (E1/2SE1/4NE1/4) of Section 20, Township 13 North, Range 18 West, P.M.M.

        EXCEPT that portion in the SE1/4NW1/4 said Section 28 lying southeasterly of former Railroad Engineer's Station 433+84, as measured perpendicular and at right angles to the Grantor's former main track centerline.

        Recording Reference: Book 223 of Micro Records at page 564

Parcel V
--------

        The Northwest Quarter (NW1/4) of Section Thirty-four (34), Township Thirteen (13) North of Range Eighteen (18) West, containing 160 acres. And also all that portion of the Southwest Quarter of the Northwest Quarter (SW1/4NW1/4) of Section Twenty-one (21), Township Thirteen (13) North of Range Eighteen (18) West, Montana Principal Meridian, lying south of the present used right of way of the Northern Pacific Railway Company, passing through said Southwest Quarter of the Northwest Quarter (SW1/4NW1/4).

        Recording Reference:  Book 126 of Deeds at Page 442

Parcel VI
---------

        All of Transferor's right, title and interest, if any, in the tracts described in Certificate of Survey No. 3441 filed in the office of the Clerk and Recorder of Missoula County, Montana in Book 256, Page 0638.

EXCEPTING from Parcels I, II, III, IV Vand VI the interests conveyed by the following instruments:

(i) Quitclaim Deed recorded April 30, 1941 in Book 131, Page 77, records of Missoula County, Montana.


                      Exhibit D (Schedule 1 - Appendix A)-3

(ii) Quitclaim Deed recorded April 23, 1963 in Book 228, Page 272, records of Missoula County, Montana.

(iii) Quitclaim Deed recorded July 2, 1963 in Book 229, Page 335, records of Missoula County, Montana.

(iv) Bargain and Sale Deed recorded March 18, 1942 in Book 131, Page 427, records of Missoula County, Montana.

(v) Modification of Reservation of Right to Flood, recorded September 7, 1983 in Book 194, Page 747, records of Missoula County, Montana.

(vi) Bargain and Sale Deed, recorded June 11, 1942 in Book 131, Page 504, records of Missoula County, Montana.

(vii) Correction Deed recorded April 12, 1983 in Book 186, Page 2233, records of Missoula County, Montana.

B.      EASEMENTS

Easements granted or reserved to The Montana Power Company, or its predecessors in interest, or otherwise described, in the following-described instruments, for the right to flood and other purposes, but only to the extent such easements are used or held for use in connection with the operation of the Milltown Dam
Project:

------------------------- -------------------- --------------------- ----------- --------
        Grantor                 Grantee              Recorded           Book      Page
------------------------- -------------------- --------------------- ----------- --------
Big Blackfoot Milling     Clark-Montana        October 19, 1906      37          217
Company                   Realty Company
------------------------- -------------------- --------------------- ----------- --------
Missoula Public Service   The Montana Power    December 20, 1929     108         583
Company                   Company
------------------------- -------------------- --------------------- ----------- --------
The Montana Power         Luke M. Harris       March 18, 1942        131         427
Company
------------------------- -------------------- --------------------- ----------- --------
The Montana Power         John Ray Teague      June 11, 1942         131         504
Company
------------------------- -------------------- --------------------- ----------- --------
Anaconda Copper Mining    The Montana Power    November 30, 1942     131         625
Company                   Company
------------------------- -------------------- --------------------- ----------- --------
The Montana Power         Jack L. Green, II    April 12, 1983        186         2233
Company
------------------------- -------------------- --------------------- ----------- --------
The Montana Power         Ralph Roy Harris     September 7, 1983     194         747
Company                   and June Harris
------------------------- -------------------- --------------------- ----------- --------
Champion                  The Montana          June 6, 1986          241         0932
------------------------- -------------------- --------------------- ----------- --------


                                  Exhibit D (Schedule 1 - Appendix A)-4

------------------------- -------------------- --------------------- ----------- --------
International             Power Company
Corporation
------------------------- -------------------- --------------------- ----------- --------


C.      OTHER RIGHTS IN REAL PROPERTY

All other rights and interests in real property owned by Transferor within the boundary of the Milltown Dam Project which are used or held for use in connection with the Milltown Dam Project and all other real property rights and interests used or held for use in connection with the Milltown Dam Project.


                      Exhibit D (Schedule 1 - Appendix A)-5

                                                                       EXHIBIT E
                                                                       ---------

                   ENVIRONMENTAL LIABILITIES SUPPORT AGREEMENT


        THIS ENVIRONMENTAL LIABILITIES SUPPORT AGREEMENT (this "Agreement") is made as the 15th day of November, 2002, between NORTHWESTERN CORPORATION, a Delaware corporation ("Parent"), and NORTHWESTERN ENERGY, L.L.C., a Montana limited liability company ("Subsidiary").

        WHEREAS, on January 31, 2002, the Montana Public Service Commission issued its Order No. 6353c in Docket No. D 2001.1.5 pursuant to which, among other things, it approved the acquisition by Parent of the utility business of The Montana Power Company (the predecessor in interest to Subsidiary) and the continued operation of such business "as a subsidiary or division" of Parent;

        WHEREAS, on February 15, 2002, Parent acquired, and continues to own 100% of the membership interests of Subsidiary;

        WHEREAS, pursuant to the Asset and Stock Transfer Agreement, dated as of November 15, 2002 (the "Transfer Agreement"), between Parent and Subsidiary, the parties propose to consummate a restructuring transaction involving the assignment by Subsidiary to Parent and the assumption by Parent of substantially all of Subsidiary's assets and liabilities (the "Transaction");

        WHEREAS, certain Excluded Liabilities (as such term is defined in the Transfer Agreement) of Subsidiary will not be transferred to or assumed by Parent pursuant to the Transaction;

        WHEREAS, the Excluded Liabilities include all Environmental Liabilities, as such term is defined in Schedule 2 hereto, relating to the Excluded Assets described on Schedule 1 hereto (the "Environmental Liabilities"); and

        WHEREAS, it is the desire of Parent and Subsidiary that they enter into this agreement providing for Parent, subject to the maximum amount set forth in this Agreement, to make available to Subsidiary funds necessary to ensure that Subsidiary will be able to make payment for all of its Environmental Liabilities subsequent to the consummation of the Transaction.

        NOW, THEREFORE, Subsidiary and Parent agree as follows:

1. Maintenance of Net Worth. Parent agrees that it shall cause Subsidiary to have at all times a net worth, as determined in accordance with generally accepted accounting principles in the United States of America, of at least US$1,000.


                                  Exhibit E-1

If Subsidiary at any time runs short of cash and other liquid assets to meet any obligation to make payments in respect of its Environmental Liabilities, then Subsidiary will promptly notify Parent of the shortfall and Parent will make available to Subsidiary, within a commercially reasonable period, funds sufficient to enable it to fulfill any such payment obligation. Subsidiary will use the funds made available to it by Parent solely for the payment of its Environmental Liabilities. In the event Parent funds any Environmental Liabilities as contemplated hereby and Subsidiary subsequently receives insurance proceeds with respect to such Environmental Liabilities, Subsidiary shall promptly pay to Parent an amount equal to the amount of such insurance proceeds, but Parent's remaining liability hereunder shall not be increased by the amount of such payment by Subsidiary. In the event Parent funds any Environmental Liabilities as contemplated hereby and Parent subsequently recovers an indemnity payment from Touch America Holdings Inc. ("Touch America") pursuant to the provisions of Section 10.04 (special environmental indemnification) of the UPA, as defined in the Transfer Agreement (the "UPA"), in respect of such Environmental Liabilities in whole or in part, then subject to Section 2 hereof Parent will be entitled to retain the whole amount of such indemnity payment and Parent's remaining liability hereunder shall not be increased by all or any portion of the amount retained. Parent agrees to use commercially reasonable efforts to claim for indemnification under Section 10.04 of the UPA all Environmental Liabilities incurred by Subsidiary.

2. Maximum Liability of Parent. The total liability of Parent under Section 1 of this Agreement shall at no time exceed a maximum cumulative amount of Fifteen Million Dollars (US$10,000,000). In the event Parent recovers an indemnity payment from Touch America pursuant to the provisions of Section 10.04 of the UPA, then Parent shall (i) allocate to Subsidiary a pro rata share of such indemnity payment based on the ratio that the amount Parent claimed against Touch America under such Section 10.04 in respect of the Environmental Liabilities hereunder bears to the total amount Parent claimed under such
Section 10.04 and (ii) pay over to Subsidiary an amount equal to the positive amount remaining, if any, equal to (x) the amount of such pro rata share minus
(y) the total amount of the Environmental Liabilities theretofore funded by Parent hereunder.

3. Waiver. Parent hereby waives any failure or delay on the part of Subsidiary in asserting or enforcing any of its rights or in making any claims or demands hereunder.

4. Not a Guarantee. This Agreement is not, and nothing herein contained and nothing done pursuant hereto by Parent shall be deemed to constitute, a guarantee, direct or indirect, by Parent of Environmental Liabilities or any debt, liability or obligation arising out of a borrowing of money or a trade payable, or any other debt, liability or obligation, of any kind or character whatsoever, of Subsidiary.

5. Modification and Amendment. This Agreement may be modified or amended only by the written agreement of Parent and Subsidiary, provided, however, that no such modification or amendment shall have any material adverse effect upon the ability of Subsidiary to meet its obligations in respect to the Environmental Liabilities without the prior written consent of the Director, Montana office, EPA Region 8, or any superior to such Director within the EPA.


                                  Exhibit E-2

6. Termination. This Agreement and the obligations of Parent hereunder shall terminate on the earlier of (i) payment in full of all amounts payable by Subsidiary in respect the Environmental Liabilities pursuant to settlement approved or consented to by the Director, Montana office, EPA Region 8, or any superior to such Director within the EPA and (ii) payments by Parent to Subsidiary hereunder of funds in an aggregate amount equal to the maximum cumulative amount specified in Section 2 hereof.

7. Bankruptcy, Liquidation or Moratorium. Any rights and obligations which either of the parties has under this Agreement will remain valid and binding notwithstanding any bankruptcy, insolvency or liquidation of, or moratorium involving, Subsidiary.

8. Successors and Assigns. The agreements herein set forth shall be mutually binding upon, and inure to the mutual benefit of, Parent and Subsidiary and their respective successors. Neither this Agreement nor the rights or duties of any party hereto may be assigned without the prior written consent of the other party hereto.

9. Governing Law. This Agreement shall be governed by the internal laws of the State of New York, determined without reference to principles of conflicts of laws.

                  [SIGNATURES TO THIS ENVIRONMENTAL LIABILITIES
                  SUPPORT AGREEMENT ARE ON THE FOLLOWING PAGE]


                                  Exhibit E-3

                  [SIGNATURES TO THIS ENVIRONMENTAL LIABILITIES
                               SUPPORT AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Environmental Liabilities Support Agreement to be executed and delivered as of the day and year first above written.


                           NORTHWESTERN CORPORATION


                           By: ___________________________________
                               Name:  ____________________________
                               Title: ____________________________


                           NORTHWESTERN ENERGY, L.L.C.


                           By: ___________________________________
                               Name:  ____________________________
                               Title: ____________________________



                                  Exhibit E-4

                                                                      SCHEDULE 1
                                                   (TO ENVIRONMENTAL LIABILITIES
                                                              SUPPORT AGREEMENT)


                                 EXCLUDED ASSETS


1. All of Transferor's right, title and interest in and to all of the assets and properties included within, or related or appertenant to (i) the Milltown Dam Project (the "Milltown Dam Project") as described in that certain application filed by The Montana Power Company on August 30, 1965, as amended on April 8, 1968, for a license under Section 4(e) of the Federal Power Act for constructed Project No. 2543 known as the Milltown Project (the "Application"); (ii) the Disposal Area Number 1, which is located on a bluff on the west side of the Milltown Dam reservoir, just south of the Bonner Tunnel (an abandoned railway tunnel), where The Montana Power Company deposited sediment removed from upstream of the Milltown Dam spillway in connection with repairs to the spillway made in 1986 and 1987; and (iii) the Milltown Rehabilitation Upland Disposal Area, which is located on the west side of the Milltown Dam reservoir, in the vicinity of the abandoned Chicago, Milwaukee, St. Paul & Pacific Railroad tracks, where The Montana Power Company deposited sediment removed from upstream of the base of the Milltown Dam in connection with repairs to the dam made in 1988 and 1989, including without limitation the following:

        a. All lands and interests in lands (i) constituting the Milltown Dam Project area and enclosed by the project boundary, the limits of which are otherwise defined, the use and occupancy of which are necessary for the purposes of the Milltown Dam Project; such Milltown Dam Project area and project boundary being shown and described by Exhibits J and K: Sheet 1, FPC No. 2543-8 - showing location of project works and project boundary - which exhibits are attached to the Application; (ii) constituting the Disposal Area Number 1; (iii) constituting the Milltown Rehabilitation Upland Disposal Area; and (iv) constituting additional lands or interests in lands related to the Milltown Dam Project as included in the descriptions set forth below. A description of such lands, located in Missoula County, Montana, is, without limiting the generality of the introductory paragraph or the foregoing general description, set forth on Appendix A, attached hereto.

        b. Milltown Dam Project works consisting of the following:

           (i) a dam in four sections: a 244-foot concrete abutment wall, a 152-foot concrete gravity section (maximum height about 45 feet), integral with the powerhouse, a 52-foot long concrete sluice gate section containing four steel gates 9 feet by 14 feet and a 216-foot long rock crib spillway beyond the concrete sluice;

           (ii) a reservoir with a capacity of approximately 300 acre-feet at maximum pond elevation of about 3,260 feet;


                            Exhibit E (Schedule 1)-1

           (iii) a brick powerhouse containing five units with a total installed capacity of 3,040 kilowatts;

           (iv) 2.3 kv bus at the plant; and

           (v) appurtenant facilities; the location, nature and character of which are more specifically shown and described by Exhibit L, Sheet 1, FPC No. 2543-2 (Showing Project plan and elevations), Sheet 2, FPC No. 2543-3 (showing Powerhouse floor plan), Sheet 3 FPC No. 2543-4 (showing Powerhouse section), and Sheet 4, FPC No. 2543-5 (showing abutment wall elevation and sections), and Exhibit M (consisting of two typewritten pages entitled "General Description of Mechanical, Electrical, and Transmission Equipment, Milltown Project"), which exhibits were attached to the Application.

        c. All other structures, fixtures, equipment or facilities used or useful in the maintenance and operation of the Milltown Dam Project and located on the Milltown Dam Project area and all riparian or other rights, the use or possession of which is necessary or appropriate in the maintenance or operation of the Milltown Dam Project.

        d. The interconnection point (the "Interconnection Point") between the Milltown Dam Project and the Transferred Assets is that point located on the utility pole structure lying north of the Montana Rail Link Railroad right of way, approximately 500 feet north of the Milltown Dam Project, one pole south of the radial line's intersection with Transferor circuit number 61.

        e. Except for the transmission line from the Milltown Dam Project powerhouse to the Interconnection Point, the Excluded Assets shall not include any electric or gas transmission or distribution lines or related facilities which are located on the lands described in Section 1.a. to this Schedule 1.

        f. All water rights appurtenant to the Milltown Dam Project including without limitation the following:

           (i)    Water Right Number 76F 30850 00, Ground Water Certificate;
           (ii)   Water Right Number 76F 94407 00, Statement of Claim;
           (iii)  Water Right Number 76M 94404 00, Statement of Claim;
           (iv)   Water Right Number 76M 94405 00, Statement of Claim and
           (v)    Water Right Number 76M 94406 00, Statement of Claim.

                            Exhibit E (Schedule 1)-2

                                                                      APPENDIX A
                                                                      ----------
                                                                 (TO SCHEDULE 1,
                                                                EXCLUDED ASSETS)

                       MILLTOWN DAM PROJECT REAL PROPERTY
                            MISSOULA COUNTY, MONTANA
                    FEE LANDS, EASEMENTS AND OTHER INTERESTS


A. FEE LANDS

Parcel I
--------

        That certain piece, parcel or tract of land located in Sections 20, 21, 22, 27, 28 and 34, Township 13 North, Range 18 West, M.P.M., Missoula County, Montana, and more particularly described as follows, to-wit:

        Beginning at the Southwest corner of the E1/2SE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., and running thence South to the South line of the NE1/4SE1/4 of said Section 20; thence East along said South line of the NE1/4SE1/4 of said Section 20 and along the North line of SW1/4SW1/4 of Section 21, 820 feet more or less to a point where the North line of the SW1/4SW1/4 of Section 21 intersects the East right-of-way line of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company; thence along said East line of said Railroad right-of-way, across and through the S1/2SW1/4 of Section 21, NW1/4 and E1/2 of Section 28, 8255 feet, more or less, to the East line of said
        Section 28; thence South along the East line of said Section 28, 500 feet, more or less, to the Southeast corner of said Section 28; thence South along the West line of the NW1/4 of Section 34, 2830 feet, more or less, to the Southwest corner of the NW1/4 of Section 34; thence East along the South line of the NW1/4 of Section 34, 2640 feet, more or less, to the center of said Section 34; thence North along the center line of Section 34, 920 feet; thence North 73(degree) East, 367 feet; thence due East 250 feet; North 31(degree) East, 334 feet, more or less to a point at the high water line on the South bank of the Missoula or Hellgate River; thence Northwesterly along the South bank of said river, and following the high water line of said River, on the West and South banks thereof to the West boundary line of NE1/4 of Section 34; thence North and across said River, and along the North and South center line of said Section 34, to the South line of Section 27; thence Easterly along the South line of said Section 27, 1252 feet; thence North 5(degree)5' West, 370 feet; thence North 23(degree)10' West, 467 feet; thence North 35(degree)25' West, 250 feet; thence North 8(degree)20' West, 223 feet; thence North 27(degree)30' West, 124 feet; thence North 44(degree)30' West, 325 feet; thence North 79(degree)30' West, 138 feet; thence North 30(degree)01' West, 452.9 feet; thence South 53(degree)17' West, 260 feet, more or less, to the center line of Section 27; thence Northerly along the center line of said Section 27, to the South boundary of the Northern Pacific Railway Company right-of-way; thence Northwesterly and along said right-of-way line and across the NW1/4 of
        Section 27, 3260 feet, more or less, to a point, where said right-of-way line intersects the North line of Section 27; thence Westerly along said North line of Section 27 and the North line of Section 28, 3220


                      Exhibit E (Schedule 1 - Appendix A)-1
        feet, more or less, to the Northwest corner of the NE1/4 of Section 28; thence Northerly along the North and South center line of Section 21, 1850 feet, more or less, to the high water line of the North bank of the Missoula River; thence Northwesterly and following the high water line of said River, and along said bank through the NE1/4SW1/4 of Section 21, to the confluence of the Big Blackfoot River therewith; thence Easterly and following the high water line of the said Big Blackfoot River, on the South bank thereof, through the SE1/4NW1/4 of said Section 21 to the North and South center line of said Section 21; thence Northerly and across the said Big Blackfoot River and following the East line of the NW1/4 of Section 21, to the high water line of the North bank of said Big Blackfoot River; thence Westerly and following the course of the high water line on the North bank of the Big Blackfoot River, in all its bends, to a point where said high water line on the North bank aforesaid, intersects the South right-of-way line of the Northern Pacific Railway Company in the NW1/4 of Section 21; thence Westerly and along the said South right-of-way line to the West side line of the E1/2SE1/4NE1/4 of Section 20; thence Southerly along said last mentioned line 875 feet, more or less, to the East and West center line of said
        Section 20, the point of beginning.

        Recording Reference: Book 108 of Deeds at page 583

Parcel II
---------

        A strip  of land 400  feet  wide in the  Northwest  quarter  (NW1/4)  of
        Section 21 and the East half of the Northeast quarter of the Northeast quarter E1/2NE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., its outside boundaries being 200 feet on each side of the center line of the abandoned main track of the Northern Pacific Railway Company as the same was originally located and staked out across said premises (and which said center line is now the center line of the track of the Missoula Street Railway) and extending from the West line of the E1/2NE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., to the high water line of the reservoir located in the SE1/4NW1/4 of said Section 21, Township 13 North, Range 18 West, M.P.M.

        Excepting and reserving therefrom, however, and there is hereby specifically excepted and reserved therefrom a strip of land 80 feet wide, being 40 feet on each side of said center line of the abandoned main track of the Northern Pacific Railway Company as the same was originally located and staked out across the above described premises, and now occupied by the Missoula Street Railway .

        Recording Reference: Book 126 of Deeds at page 472

Parcel III
----------

        A strip of land 80 feet wide in the NW1/4 of Section 21 and the E1/2NE1/4NE1/4 of Section 20, Township 13 North, Range 18 West, M.P.M., being 40 feet on each side of the center line of the main track of the Northern Pacific Railway


                      Exhibit E (Schedule 1 - Appendix A)-2

        Company as the same was originally located and staked out across said premises, and extending from a line drawn at right angles to said center line of the main track at the point of intersection of the original Southwesterly boundary line of the Northern Pacific Railway Company right-of-way with the center line of the new main track of said Railway Company as the same is now constructed; thence over, along and across the NW1/4 said of Section 21 and the E1/2NE1/4NE1/4 of said Section 20.

        Recording Reference: Book 126 of Deeds at page 473

Parcel IV
---------

        All that portion of the Chicago, Milwaukee, St. Paul and Pacific Railroad Company's 150 foot wide right-of-way and wye track right-of-way in the Northwest quarter (NW1/4) and the Northwest quarter of the Northeast quarter (NW1/4NE1/4) of Section 28 and the Southwest quarter (SW1/4) of Section 21, the East half of the East half of the Southeast quarter (E1/2E1/2SE1/4) and the East half of the Southeast quarter of the Northeast quarter (E1/2SE1/4NE1/4) of Section 20, Township 13 North, Range 18 West, P.M.M.

        EXCEPT that portion in the SE1/4NW1/4 said Section 28 lying southeasterly of former Railroad Engineer's Station 433+84, as measured perpendicular and at right angles to the Grantor's former main track centerline.

        Recording Reference: Book 223 of Micro Records at page 564

Parcel V
--------

        The Northwest Quarter (NW1/4) of Section Thirty-four (34), Township Thirteen (13) North of Range Eighteen (18) West, containing 160 acres. And also all that portion of the Southwest Quarter of the Northwest Quarter (SW1/4NW1/4) of Section Twenty-one (21), Township Thirteen (13) North of Range Eighteen (18) West, Montana Principal Meridian, lying south of the present used right of way of the Northern Pacific Railway Company, passing through said Southwest Quarter of the Northwest Quarter (SW1/4NW1/4).

        Recording Reference:  Book 126 of Deeds at Page 442

Parcel VI
---------

        All of Transferor's right, title and interest, if any, in the tracts described in Certificate of Survey No. 3441 filed in the office of the Clerk and Recorder of Missoula County, Montana in Book 256, Page 0638.

EXCEPTING from Parcels I, II, III, IV, V and VI the interests conveyed by the following instruments:

(i) Quitclaim Deed recorded April 30, 1941 in Book 131, Page 77, records of Missoula County, Montana.


                      Exhibit E (Schedule 1 - Appendix A)-3

(ii) Quitclaim Deed recorded April 23, 1963 in Book 228, Page 272, records of Missoula County, Montana.

(iii) Quitclaim Deed recorded July 2, 1963 in Book 229, Page 335, records of Missoula County, Montana.

(iv) Bargain and Sale Deed recorded March 18, 1942 in Book 131, Page 427, records of Missoula County, Montana.

(v) Modification of Reservation of Right to Flood, recorded September 7, 1983 in Book 194, Page 747, records of Missoula County, Montana.

(vi) Bargain and Sale Deed, recorded June 11, 1942 in Book 131, Page 504, records of Missoula County, Montana.

(vii) Correction Deed recorded April 12, 1983 in Book 186, Page 2233, records of Missoula County, Montana.

B.      EASEMENTS

Easements granted or reserved to The Montana Power Company, or its predecessors in interest, or otherwise described, in the following-described instruments, for the right to flood and other purposes, but only to the extent such easements are used or held for use in connection with the operation of the Milltown Dam
Project:

------------------------- -------------------- --------------------- ----------- --------
        Grantor                 Grantee              Recorded           Book      Page
------------------------- -------------------- --------------------- ----------- --------
Big Blackfoot Milling     Clark-Montana        October 19, 1906      37          217
Company                   Realty Company
------------------------- -------------------- --------------------- ----------- --------
Missoula Public Service   The Montana Power    December 20, 1929     108         583
Company                   Company
------------------------- -------------------- --------------------- ----------- --------
The Montana Power         Luke M. Harris       March 18, 1942        131         427
Company
------------------------- -------------------- --------------------- ----------- --------
The Montana Power         John Ray Teague      June 11, 1942         131         504
Company
------------------------- -------------------- --------------------- ----------- --------
Anaconda Copper Mining    The Montana Power    November 30, 1942     131         625
Company                   Company
------------------------- -------------------- --------------------- ----------- --------
The Montana Power         Jack L. Green, II    April 12, 1983        186         2233
Company
------------------------- -------------------- --------------------- ----------- --------
The Montana Power         Ralph Roy Harris     September 7, 1983     194         747
Company                   and June Harris
------------------------- -------------------- --------------------- ----------- --------
Champion                  The Montana          June 6, 1986          241         0932
------------------------- -------------------- --------------------- ----------- --------



                      Exhibit E (Schedule 1 - Appendix A)-4

------------------------- -------------------- --------------------- ----------- --------
International             Power Company
Corporation
------------------------- -------------------- --------------------- ----------- --------

C.      OTHER RIGHTS IN REAL PROPERTY

All other rights and interests in real property owned by Transferor within the boundary of the Milltown Dam Project which are used or held for use in connection with the Milltown Dam Project and all other real property rights and interests used or held for use in connection with the Milltown Dam Project.


                      Exhibit E (Schedule 1 - Appendix A)-5

                                                                      SCHEDULE 2
                                                   (TO ENVIRONMENTAL LIABILITIES
                                                              SUPPORT AGREEMENT)

                              EXCLUDED LIABILITIES


        1. All Environmental Liabilities relating to the Excluded Assets.

        "Environmental Liabilities" shall mean and include any investigation, notice of violation, demand, allegation, action, suit, injunction, judgment, order, consent decree, penalty, fine, lien, liability, obligation, sanction, abatement, proceeding, or claim (whether administrative, judicial or private in nature) arising: (A) pursuant to, or in connection with, an actual or alleged violation of any Environmental Law; (B) in connection with any Hazardous Materials or actual or alleged activity associated with any Hazardous Materials;
(C) from any remediation, abatement, removal, remedial, corrective, or other response action in connection with any Hazardous Materials, Environmental Law or other order or directive of any Governmental or Regulatory Authority; (D) from any actual or alleged damage, injury, threat or harm to health, safety, natural resources, or the environment; (E) from the use, management, disposal or release (or threatened release) of Hazardous Materials; (F) from personal injury
(including death), tangible or intangible property damage, damage to the environment or natural resources, pollution or contamination arising under Environmental Laws; or (G) from the contribution to the cost of investigating, removing, responding, remediating or monitoring the release of Hazardous Materials.

        "Environmental Laws" shall mean all Federal, state, municipal and local laws (including common laws), regulations, rules, ordinances, codes, licenses, decrees, judgments, directives, or judicial or administrative orders relating to pollution, protection, preservation or restoration of human health, the environment or natural resources, including, without limitation, laws relating to releases or threatened releases of Hazardous Materials (including, without limitation, into or through ambient air, surface water, groundwater, land, wetlands, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling or Hazardous Materials, including without limitation the Clean Water Act, the Clean Air Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act, and the Comprehensive Environmental Response, Compensation and Liability Act of 1980, in each case as amended, and their local counterparts.

        "Hazardous Materials" shall mean (a) any petrochemical, petroleum or petroleum products, oil, flammable explosives, radioactive materials, radon gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid which may contain levels of polychlorinated biphenyls (PCBs); (b) any chemicals or other materials or substances which are now or hereafter become defined under any Environmental Law as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous chemicals", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances",
"pollutants",   "contaminants",   "hazardous


                            Exhibit E (Schedule 2)-1
matter", "restricted hazardous materials", or words of similar import; and (c) any other chemical or other material or substance, the discharge, emission, release or exposure to which is now or hereafter prohibited, limited or regulated by any Governmental or Regulatory Authority under any Environmental Law.

        2. All liabilities and obligations under the following written notices of PRP liability under CERCLA and Montana statutes: (a) PRP notice issued by US EPA relating to the Milltown Dam issued September 27, 1985; and (b) PRP notice issued by US EPA in 1991 relating to the Butte Priority Soil Operable Unit Superfund Site.


                            Exhibit E (Schedule 2)-2

                                                                       EXHIBIT F
                                                                       ---------

                            INTERCONNECTION AGREEMENT


                                   Exhibit F-1

                                                                       EXHIBIT G
                                                                       ---------

                             EMPLOYEE SECONDMENT AND
                        ADMINISTRATIVE SERVICES AGREEMENT


        THIS EMPLOYEE SECONDMENT AND ADMINISTRATIVE SERVICES AGREEMENT (this "Agreement") is entered into as of November 15, 2002, by and between
NORTHWESTERN ENERGY, L.L.C., a Montana limited liability company (the "Company"), and NORTHWESTERN CORPORATION, a Delaware corporation ("Seconding Party").

                              W I T N E S S E T H :
                              - - - - - - - - - -

        WHEREAS, pursuant to that certain Asset and Stock Transfer Agreement dated as of November 15, 2002 by and between the Company and Seconding Party (the "Transfer Agreement"), the Company has agreed to transfer and assign to Seconding Party substantially of the assets and properties of the Company, including all of the employees of the Company; and

        WHEREAS, pursuant to the terms of the Transfer Agreement, it is a condition precedent to the consummation of the transactions contemplated thereby that the parties enter into this Agreement whereby those certain employees who performed functions at the Milltown hydroelectric dam on the Clark Fork River (the "Milltown Dam"), and in connection with the regular operation thereof, will be seconded by Seconding Party to the Company; and

        WHEREAS, pursuant to the terms of this Agreement, Seconding Party desires to second those employees who previously performed functions at the Milltown Dam, and in connection with the regular operation thereof, to the Company, and the Company desires such employees to be so seconded.

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.      SECONDMENT OF EMPLOYEES

        1.1 Secondment of Employees.

            (a) Seconded Employees. During the term of this Agreement, Seconding Party will second to the Company, and the Company will accept on secondment from Seconding Party, those employees and/or contracted staff of Seconding Party who perform functions at the Milltown Dam, and in connection with the regular operation thereof, as set forth on Appendix A attached hereto (each a "Seconded Employee"). Seconding Party shall have a reasonable and good faith belief that each Seconded Employee has the proper qualifications, training, background and experience for the position that each Seconded Employee will hold at the


                                  Exhibit G-1

Company. Appendix A shall be amended from time to time to include additional Seconded Employees upon appointment thereof for secondment to the Company, as mutually agreed by the parties.

            (b) Status of Seconded Employees. Seconded Employees shall remain employees of Seconding Party at all times during the secondment, and Seconding Party shall retain all rights and duties under applicable labor and employment laws with respect to the direction and supervision of such Seconded Employees. The Company, and not Seconding Party, shall have all duties and liabilities under applicable law to third parties caused by or arising out of acts, errors or omissions of Seconded Employees in the course of performing their duties for the Company, including the operation and maintenance of the Milltown Dam. Without limiting the foregoing, Seconding Party shall use reasonable efforts to ensure that each Seconded Employee shall comply with the Company's policies, procedures, rules, regulations and instructions concerning his or her duties, vacations and day-to-day activities and the Company's rules of employment and human resource policies and procedures, as may be established and amended from time to time, in matters concerning his or her daily employment activities. The Company shall at all times consistently apply its rules of employment and human resources and employee policies and procedures to each of the Seconded Employees without discrimination. Unless otherwise agreed by the parties hereto in writing with respect to a given Seconded Employee, Seconding Party shall cause each Seconded Employee to devote such time and attention to the Company as would reasonably be expected of a full-time employee occupying the position to be held by the Seconded Employee.

        1.2 Removal and Replacement of Seconded Employees.

            (a) Removal by Seconding Party. The Seconding Party shall not remove any Seconded Employee without cause, unless mutually agreed by the parties.

            (b) Removal by the Company. The Company shall not terminate the secondment of any Seconded Employee without cause, unless mutually agreed by the parties. In connection with any such termination, Seconding Party shall have the right to appoint a replacement Seconded Employee to be seconded to the Company, which appointment shall be made in good faith within thirty (30) days of such termination.

            (c) Resignation by Seconded Employee. In the event that any Seconded Employee terminates his or her employment with Seconding Party, or provides notice of such termination, Seconding Party shall immediately notify the Company and shall have the right to appoint a replacement Seconded Employee to be seconded to the Company, which appointment shall be made in good faith within thirty (30) days of such cessation of employment.

2.      COMPENSATION

        2.1 Compensation. Seconding Party shall be responsible for and shall pay each Seconded Employee's salary and all other compensation of such employee. On a monthly basis,


                                  Exhibit G-2

Seconding Party shall bill the Company for the salary and all the compensation it incurs with respect to each Seconded Employee.

        2.2 Other Expenses. Seconding Party shall bill the Company monthly for the cost of the following employment-related expenses of the Seconded Employees:

            (a) Benefits. All employee benefits in accordance with Seconding Party's practices and policies then in effect, and the Company shall have no direct liability or responsibility for such payments or obligations whatsoever.

            (b) Taxes. All employee taxes, employee withholding, trust funds, surcharges, allowances or deductions arising out of or relating to the employment or payment of employee compensation to the Seconded Employees, and the Company shall have no direct liability or responsibility for such payments or obligations whatsoever.

3.      TERMINATION AND INDEMNIFICATION

        3.1 Term. This Agreement shall remain in effect until the earlier of such time as (i) five (5) years from the date hereof, or (ii) the date of termination or expiration of the Unit Power Purchase Agreement dated as of September 20, 2002, by and between Seconding Party and the Company. This Agreement also may be terminated at such time as the parties hereto may mutually agree.

        3.2 Indemnification.

            (a) Seconding Party shall defend, indemnify and hold harmless the Company, its assigns, agents, officers and employees, harmless from and against any claims, losses, damages or judgments arising out of, resulting from or relating to any willful misconduct or gross negligence on the part of any Seconded Employee arising out of or relating to their employment with the Company.

            (b) The Company shall defend, indemnify and hold harmless Seconding Party, its assigns, agents, officers and employees, from and against any liability to any third party caused by or relating to acts, errors or omissions of Seconded Employees in the course of performing their duties for the Company, including the operation of the Milltown Dam.


                                  Exhibit G-3

4.      ADMINISTRATIVE SERVICES

        Seconding Party shall at no cost to Company provide to Company certain administrative support services from and after the Closing, as reasonably requested by Company in connection with the administration and management of the Excluded Assets and the Excluded Liabilities, as such terms are defined in the Transfer Agreement, including without limitation, the engagement and coordination of counsel and other outside consultants.

5.      MISCELLANEOUS

        5.1 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

        5.2 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.

        5.3 Governing Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to principle of conflicts of laws.

        5.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns.

        5.5 Partial Invalidity and Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

        5.6 Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay


                                  Exhibit G-4
in exercising any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

        5.7 Headings. The headings of particular provisions of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.

        5.8 Number and Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

        5.9 Time of Performance. Time is of the essence in the performance of this Agreement.

        5.10 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.



             [SIGNATURES TO THIS SECONDMENT AGREEMENT ON NEXT PAGE]


                                  Exhibit G-5

                                                       +
        IN WITNESS WHEREOF, the parties have executed and delivered this Secondment Agreement as of the date first above written.

                                    COMPANY:

                                    NORTHWESTERN ENERGY, L.L.C.


                                    By:  ________________________________
                                         Name:  _________________________
                                         Title: _________________________


                                    SECONDING PARTY:

                                    NORTHWESTERN CORPORATION


                                    By:  ________________________________
                                         Name:  _________________________
                                         Title: _________________________



                    [SIGNATURE PAGE TO SECONDMENT AGREEMENT]


                                  Exhibit G-6

                                                                      APPENDIX A
                                                                      ----------
                                                       (TO SECONDMENT AGREEMENT)

                               SECONDED EMPLOYEES

     Name                             Title                    Employee Number
     ----                             -----                    ---------------

William Scarbrough              Union-Hydro Foreman              P00080675

Scott Doherty                   Union-Maintenance                P00011311


                            Exhibit G (Appendix A)-1

                                                                     EXHIBIT H-1
                                                                     -----------

                        CLOSING CERTIFICATE (TRANSFEROR)

        The undersigned officer of NORTHWESTERN ENERGY, L.L.C., a Montana limited liability company ("Transferor"), hereby certifies to NORTHWESTERN CORPORATION, a Delaware corporation ("Transferee"), pursuant to the Asset and Stock Transfer Agreement, dated as of November 15, 2002, between Transferor and Transferee (the "Agreement;" all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement) that:


        (i) The undersigned is the duly appointed [______________________] of Transferor and is duly authorized to execute and deliver this certificate on behalf of Transferor; and


        (ii) Each of the conditions precedent to the obligations of Transferor set forth in Section 8 of the Agreement have been satisfied or properly waived to the satisfaction of Transferor on and as of the date hereof.

November 15, 2002



                                        "TRANSFEROR"

                                        NORTHWESTERN ENERGY, L.L.C.,
                                        (a Montana limited liability company)


                                        By: ___________________________________
                                            Name:  ____________________________
                                            Title: ____________________________


                                  Exhibit H1-1

                                                                     EXHIBIT H-2
                                                                     -----------

                        CLOSING CERTIFICATE (TRANSFEREE)

        The undersigned officer of NORTHWESTERN CORPORATION, a Delaware corporation ("Transferee"), hereby certifies to NORTHWESTERN ENERGY, L.L.C., a Montana limited liability company ("Transferor"), pursuant to the Asset and Stock Transfer Agreement, dated as of November 15, 2002, between Transferor and Transferee (the "Agreement;" all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement) that:

        (i) The undersigned is the duly elected [___________________] of Transferee and is duly authorized to execute and deliver this certificate on behalf of Transferee; and

        (ii) Each of the conditions precedent to the obligations of Transferee set forth in Section 7 of the Agreement have been satisfied properly waived to the satisfaction of Transferee on and as of the date hereof.

November 15, 2002



                                        "TRANSFEREE"

                                        NORTHWESTERN CORPORATION,
                                        (a Delaware corporation)


                                        By: ___________________________________
                                            Name:  ____________________________
                                            Title: ____________________________


                                  Exhibit H2-1